UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☑ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

EUROBANCSHARES, INC.

 (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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270 Muñoz Rivera Avenue
San Juan, Puerto Rico 00918
(787) 751-7340

April 15, 2005

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of EuroBancshares, Inc. The meeting will be held on Thursday, May 12, 2005, at 10:00 a.m., local time, at the main office of EuroBancshares located at 270 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.

We are pleased to enclose the proxy statement for the 2005 annual meeting of the stockholders of EuroBancshares. Also enclosed is a proxy card for the purpose of voting your shares of common stock of EuroBancshares and a self-addressed stamped envelope for returning the proxy card to EuroBancshares in advance of the meeting. At the meeting, you and the other stockholders will be asked to vote on the following matters:

1.	The election of three directors assigned to Class C of the Board of Directors of EuroBancshares for a three year term expiring at the 2008 annual meeting of stockholders or until their successors are duly elected and qualified;

2.	The approval of the 2005 Stock Option Plan of EuroBancshares; and

3.	The transaction of such other business as may properly come before the annual meeting or at any adjournment or postponement thereof.

Our Board of Directors believes that an affirmative vote for all nominees named in the proxy card to serve as the directors of EuroBancshares and for the approval of the 2005 Stock Option Plan is in the best interests of EuroBancshares and its stockholders and has unanimously recommended that the stockholders of EuroBancshares vote in favor of the proposals.

I hope that you will be able to attend the annual meeting to vote on this matter. Whether or not you expect to attend the meeting in person, please mark your vote with respect to the proposals on the enclosed proxy card and sign and date the proxy card. Mailing the completed proxy card to EuroBancshares as soon as possible in the enclosed, self-addressed, stamped envelope will help to ensure that your shares of stock will be represented and voted in accordance with your wishes at the annual meeting.

In addition to the proxy statement, proxy card and voting instructions, a copy of EuroBanchares’ annual report on Form 10-K for the year ended December 31, 2004, which is not part of the proxy soliciting material, is enclosed.

We appreciate your interest and investment in EuroBancshares and look forward to seeing you at the annual meeting.

Sincerely,

/s/

Rafael Arrillaga-Torréns, Jr.
Chairman of the Board, President and Chief
Executive Officer

This proxy statement and the accompanying proxy card are being mailed to the stockholders of EuroBancshares, Inc. beginning on or about April 15, 2005.

270 Muñoz Rivera Avenue
San Juan, Puerto Rico 00918
(787) 751-7340

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Thursday, May 12, 2005

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of EuroBancshares, Inc. for the year 2005 will be held at 10:00 a.m., local time, on Thursday, May 12, 2005, at the Company’s Main Office located at, San Juan, Puerto Rico 00918, to consider and act upon the following matters:

1.	The election of three directors assigned to Class C of the Board of Directors of EuroBancshares for a three year term expiring at the 2008 annual meeting of stockholders or until their successors are duly elected and qualified;

2.	The approval of the 2005 Stock Option Plan of EuroBancshares; and

3.	The transaction of such other business as may properly come before the annual meeting or at any adjournment or postponement thereof. Except with respect to the procedural matters incident to the conduct of the meeting, we are not aware of any other business to be brought before the meeting.

Only stockholders of record as of the close of business on April 1, 2005 are entitled to notice of, and to vote at, the annual meeting or any adjournments thereof. A list of stockholders will be available for inspection for a period of 10 days prior to the annual meeting at the office of EuroBancshares at 270 Muñoz Rivera Avenue, San Juan, Puerto Rico, and will also be available for inspection at the meeting itself.

By Order of the Board of Directors
/s/
San Juan, Puerto Rico	Yadira Mercado Piñeiro
April 15, 2005	Secretary

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AT YOUR EARLIEST CONVENIENCE. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND THAT YOUR SHARES ARE VOTED IN ACCORDANCE WITH YOUR WISHES. FOR YOUR CONVENIENCE, WE HAVE ENCLOSED A POSTAGE PAID ENVELOPE FOR THE RETURN OF YOUR PROXY. YOUR PROMPT RESPONSE WILL HELP REDUCE THE COST OF SOLICITING PROXIES, WHICH ARE PAID FOR BY EUROBANCSHARES.

TABLE OF CONTENTS

Pagee

ABOUT THE ANNUAL MEETING	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	4
PROPOSAL ONE: ELECTION OF DIRECTORS	6
Nominees	6
Other Directors and Executive Officers	7
CORPORATE GOVERNANCE REFORMS	9
Corporate Governance Principles and Board Matters	9
Committees of EuroBancshares	11
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	14
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS	15
EXECUTIVE COMPENSATION	17
Summary of Cash and Certain Other Compensation	17
Stock Option Grants in 2004	18
Year End 2004 Option Values	19
Stock Option Plan	19
Severance Payment Agreements	21
Employment Agreements	21
Health and Insurance Benefits	22
Eurobank Master Trust Retirement Plan Program for Employees	22
Restricted Stock Grants	22
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	22
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	23
STOCK PERFORMANCE GRAPH	23
PRINCIPAL AUDITOR FEES AND SERVICES	24
PROPOSAL TWO: APPROVAL OF THE 2005 STOCK OPTION PLAN	25
Background	25
Vote Required	25
Summary of the 2005 Stock Option Plan	25
Puerto Rico Income Tax Consequences	28
New Plan Benefits	28
OTHER MATTERS	28
STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING OF STOCKHOLDERS	29
ADDITIONAL INFORMATION	30
APPROVAL OF THE BOARD OF DIRECTORS	30

i

EUROBANCSHARES, INC.
270 Muñoz Rivera Avenue
San Juan, Puerto Rico 00918

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, MAY 12, 2005

This proxy statement contains information related to the annual meeting of stockholders of EuroBancshares, Inc. to be held on Thursday, May 12, 2005, beginning at 10:00 a.m., local time, at the Company’s Main Office, San Juan, Puerto Rico 00918 and at any postponements or adjournments thereof. EuroBancshares anticipates that this proxy statement and the accompanying proxy card will be mailed to stockholders commencing on or about April 15, 2005.

ABOUT THE ANNUAL MEETING

Who is soliciting my proxy?

Our Board of Directors is sending you this proxy statement in connection with the solicitation of proxies for use at the 2005 annual meeting of the stockholders of EuroBancshares. Certain of our directors, officers, and employees may also solicit proxies on our behalf by mail, telephone, facsimile or in person.

Who will bear the costs of soliciting proxies for the annual meeting?

We will bear the cost of soliciting proxies for the annual meeting. We have retained American Stock Transfer & Trust Company, who acts as our transfer agent and registrar, to assist us in the solicitation of proxies for the annual meeting. The fee to be paid to this firm for these services is expected to be approximately $3,000, plus reimbursement of all reasonable out-of-pocket expenses. We will also reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy materials to the beneficial owners of our shares of common stock. In addition to solicitations by mail, our directors, officers and employees, including those of our subsidiaries, may solicit proxies personally, by telephone or otherwise, but will not receive any additional compensation for their services.

What is the purpose of the annual meeting?

At the annual meeting, stockholders will act upon the matters outlined in the accompanying notice of annual meeting, including:

•
Proposal One: The election of three directors assigned to Class C of the Board of Directors for a three year term expiring at the 2008 annual meeting of stockholders or until their successors are duly elected and qualified; and

•	Proposal Two: The approval of the 2005 Stock Option Plan of EuroBancshares.

In addition, our management will report on the performance of EuroBancshares during 2004 and respond to appropriate questions from stockholders. Except with respect to the procedural matters incident to the conduct of the meeting, we are not aware of any other business to be brought before the meeting.

Who is entitled to vote at the annual meeting?

Only stockholders of record as of the close of business on the record date, April 1, 2005, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the annual meeting or any postponement or adjournment thereof. Each outstanding share of our common stock entitles its holder to cast one vote on each matter to be voted upon at the annual meeting. The total number of shares of our common stock outstanding on the record date and eligible to cast votes at the annual meeting is 19,564,086. On the record date, there were outstanding 430,537 shares of our 6.825% noncumulative preferred stock, series A, par value $0.01 per share. The shares of our series A preferred stock are not entitled to vote at the annual meeting.

Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring appropriate documentation from your broker or nominee to personally vote at the annual meeting.

How many votes must be present to hold the annual meeting?

The presence at the annual meeting, in person or by proxy, of the holders of one-third of the shares of common stock outstanding on the record date, or 6,521,362 shares, will constitute a quorum at the annual meeting. For purposes of determining a quorum, proxies received but marked as abstentions and broker non-votes will be treated as shares that are present and entitled to vote. A broker non-vote occurs when a broker or other nominee indicates on the proxy card that it does not have discretionary authority to vote on a particular matter.

How do I vote?

You may vote your shares either in person at the annual meeting or by proxy whether or not you attend the annual meeting. Shares held in your name as the stockholder of record may be voted in person at the annual meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

To vote by proxy, you should mark, date, sign, and mail the enclosed proxy card in the postage-paid envelope. Granting a proxy will not affect your right to vote your shares if you attend the annual meeting and want to vote in person; by voting in person you will revoke your proxy. You may also revoke your proxy at any time before the vote at the meeting by providing our Corporate Secretary written notice of your revocation or by submitting a proxy bearing a later date. If you return your proxy but do not mark your voting preferences, the proxy holders will vote your shares FOR the election of each of the nominees for Class C director and FOR the approval of the 2005 Stock Option Plan.

Can I change my vote?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised at the annual meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Corporate Secretary prior to your shares being voted, or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

How are votes counted?

In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. If your vote is withheld with respect to any nominee, your shares will be counted for purposes of establishing a quorum, but will have no effect on the election of that nominee.

In the proposal to approve the 2005 Stock Option Plan, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.” If you abstain from voting on any other proposals, your shares will be counted for purposes of establishing a quorum, and the abstention will have the same effect as a vote against the proposal.

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board of Directors (“FOR” all of EuroBancshares’ nominees to the Board of Directors, “FOR” approval of the 2005 Stock Option Plan and in the discretion of the proxy holders on any other matters that properly come before the annual meeting).

What vote is required to approve each proposal?

Proposal One: The affirmative vote of a plurality of the votes cast in person or by proxy at the annual meeting is required for the election of directors. A properly executed proxy marked “WITHHELD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes will have no legal effect on the election of directors.

Proposal Two: The affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting is required for approval of the 2005 Stock Option Plan.

Can I vote on other matters?

The matters presented at an annual meeting are limited to those properly presented by the Board of Directors and those properly presented by stockholders. We have not received notice from any stockholder as to any matter to come before the annual meeting. If any other matter is presented at the annual meeting, your signed proxy gives Rafael Arrillaga-Torréns, Jr. and Pedro Feliciano Benítez, the proxy holders, authority to vote your shares.

How does the Board of Directors recommend I vote on the proposals?

Unless you give other instructions on your proxy card, Rafael Arrillaga-Torréns, Jr. and Pedro Feliciano Benítez, the proxy holders, will vote in accordance with the recommendations of our Board of Directors. Our Board of Directors recommends a vote FOR the election of the nominated slate of directors and FOR the approval of the 2005 Stock Option Plan.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by our Board of Directors, or if no recommendation is given, in their own discretion.

Who can help answer my questions?

If you have any questions about the annual meeting or how to vote or revoke your proxy, or if you should need additional copies of this proxy statement or voting materials, please contact:

Yadira Mercado
Executive Vice President, Chief Financial Officer and Corporate Secretary
270 Muñoz Rivera Avenue
San Juan, Puerto Rico 00918
(787) 751-7340

How do I get copies of the exhibits filed with EuroBancshares’ Form 10-K?

A copy of EuroBancshares’ Annual Report for 2004, which contains EuroBancshares’ Form 10-K and consolidated financial statements, was delivered to you with this proxy statement. EuroBancshares will provide to any stockholder as of the record date, who so specifically requests in writing, copies of the exhibits filed with EuroBancshares’ Form 10-K for a reasonable fee. Requests for such copies should be directed to Corporate Secretary, EuroBancshares, Inc., 270 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918. In addition, copies of all exhibits filed electronically by EuroBancshares may be reviewed and printed from the SEC’s website at: www.sec.gov.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership based on 19,564,086 shares of common stock outstanding as of March 31, 2005 by (1) each stockholder known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (2) each of our directors, (3) each of our named executive officers, and (4) all of our directors and named executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC and generally includes any shares over which a person possesses sole or shared voting or investment power and options that are currently exercisable or exercisable within 60 days. Each director, officer or 5% or more stockholder, as the case may be, has furnished to us information with respect to beneficial ownership. Except as otherwise indicated in the footnotes to this table, we believe that the beneficial owners of common stock listed below, based on information each of them has provided to us, have sole investment and voting power with respect to their shares.

Shares of common stock subject to options currently exercisable or exercisable within 60 days of March 31, 2005 are deemed outstanding for the purpose of calculating the percentage ownership of the person holding these options, but are not treated as outstanding for the purpose of calculating the percentage ownership of any other person. Unless otherwise noted, the address for each stockholder listed below is: c/o EuroBancshares, Inc., 270 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.

Name of Beneficial Owners	Amount and nature of beneficial ownership		Percent of class
Greater than 5% stockholders:
Juan Ramón Gómez-Cuétara Fernández(1)	1,108,682		5.67%
Andrés Llorente 1-3A Alcalá de Henáres Madrid, Spain
Directors and Named Executive Officers:
Rafael Arrillaga-Torréns, Jr.	624,366	(2)	3.16%
Yadira R. Mercado Piñeiro	176,462	(3)	*
James I. Thomson	87,206	(4)	*
Jaime Noble Fernández	130,200	(5)	*
Jorge Sepúlveda Estrada	64,250	(6)	*
Félix M. León	1,500		*
Pedro Feliciano Benítez	5,215,586	(7)	26.50%
Jorge Calderón Drowett	219,002	(8)	1.12%
Plácido González Córdova	1,763,404	(9)	8.97%
Juan Ramón Gómez-Cuétara Aguilar	3,910	(10)	*
Ricardo Levy Echeandía	737,636	(11)	3.76%
Antonio R. Pavía Bibiloni	126,806	(12)	*
William Torres Torres	498,150	(13)	2.53%
Diana López-Feliciano	100,488	(14)	*
All directors and executive officers as a group (14 persons)	9,748,966	(15)	47.09%

* Represents less than 1% of total shares outstanding.

(1)	Juan Ramón Gómez-Cuétara Fernández is the father of director Juan Ramón Gómez-Cuétara Aguilar.

(2)	Includes 52,974 shares of common stock held by Mr. Arrillaga’s wife and 190,650 stock options that are presently exercisable.

(3)	Includes 146,900 stock options that are presently exercisable.

(4)	Includes 80,850 stock options that are presently exercisable.

(5)	Includes 120,200 stock options that are presently exercisable.

(6)	Includes 64,250 stock options that are presently exercisable.

(7)	Includes 117,250 stock options that are presently exercisable.

(8)	Includes 49,986 shares of our common stock held by the trust of which Mr. Calderón is the trustee and 350 shares held by the owner of the trust. Also, includes 2,000 stock options that are presently exercisable.

(9)	Includes 28,658 shares of our common stock held by a corporation controlled by Mr. González and 87,250 stock options that are presently exercisable. Does not include 11,142 shares owned by Mr. González’s daughter. Mr. González disclaims voting and investment powers over the shares owned by his daughter.

(10)	A foreign corporation wholly owned by Mr. Gómez-Cuétara Aguilar’s father owns 986,570 shares of our common stock. In addition, his father personally owns 122,112 shares of our common stock. Mr. Gómez-Cuétara Aguilar disclaims voting and investment powers with respect to shares owned by the corporation and his father. Also, includes 2,000 stock options that are presently exercisable.

(11)	A corporation, controlled by Mr. Levy’s family, which employs Mr. Levy as an executive officer, owns 432,246 shares of our common stock. In addition, Mr. Levy’s mothers owns 73,218 shares. The remaining of Mr. Levy’s family owns 379,266 shares. Mr. Levy disclaims voting and investment powers over these 379,266 shares. Because of Mr. Levy’s voting power over the shares owned by the corporation and those owned by his mother, these have been included as controlled by Mr. Levy for purposes of the above table. Includes 52,000 stock options that are presently exercisable.

(12)	Includes 87,250 stock options that are presently exercisable.

(13)	Includes 117,250 stock options that are presently exercisable.

(14)	Includes 72,562 stock options that are presently exercisable.

(15)	Includes 1,140,412 stock options that are presently exercisable.

PROPOSAL ONE:
ELECTION OF DIRECTORS
Nominees

Our amended and restated certificate of incorporation provides that the terms of office of the members of our Board of Directors be divided into three classes, Class A, Class B and Class C, the members of which serve for a staggered three-year term. The terms of the current Class A, Class B and Class C directors are set to expire at the annual meeting of stockholders in 2006, 2007 and 2005, respectively. Our amended and restated bylaws authorize our Board of Directors to fix the number of directors at not less than seven nor more than 11. Our Board of Directors presently consists of nine members, with three directors serving in each class. The number of directors has been fixed at nine in connection with the annual meeting. At the annual meeting, three directors comprising the Class C directors are to be elected. The Board of Directors has proposed the nominees listed below for election as Class C directors to serve until the 2008 annual meeting or until their successors are duly elected and qualified. All of the nominees listed below currently serve as Class C directors on our Board of Directors and all of the nominees were recommended for reelection by the Nominating and Governance Committee of our Board of Directors.

Unless otherwise specified in the accompanying form of proxy, proxies solicited hereby will be voted for the election of the nominees listed below. Each of the nominees has agreed to serve for a three year term. If any of them should become unable to serve as a director, the Board of Directors may designate a substitute nominee. In that case, the proxies shall be voted for the substitute nominee or nominees to be designated by the Board of Directors. If no substitute nominees are available, the size of the Board of Directors will be reduced.

There are no arrangements or understandings between EuroBancshares and any person pursuant to which such person has been elected as a director.

Set forth below is certain information with respect to each nominee for election as a Class C director:

Name	Age	Position Held with Eurobank	Position Held with EuroBancshares
Rafael Arrillaga-Torréns, Jr., Esq.	56	Director, Chairman of the Board, President and Chief Executive Officer	Class C Director, Chairman of the Board, President and Chief Executive Officer
Pedro Feliciano Benítez	63	Director and Vice Chairman of the Board	Class C Director and Vice Chairman
Plácido González Córdova	83	Director	Class C Director

Rafael Arrillaga-Torréns, Jr. Mr. Arrillaga has served as Chairman of Eurobank’s Board of Directors and President and Chief Executive Officer of Eurobank since 1993. He also has served in those same capacities with EuroBancshares since 2002. Before being named President and Chief Executive Officer of Eurobank, Mr. Arrillaga practiced law from 1974 until 1993, specializing in banking, tax and corporate law. Mr. Arrillaga was involved in the organization of Eurobank, and has served as a director of Eurobank since 1979.

Pedro Feliciano Benítez. Mr. Feliciano has been a member of the Board of Directors of Eurobank since 1999 and has served as a director and Vice Chairman of the Board of EuroBancshares since 2002. Mr. Feliciano has served as President of Las Piedras Construction Corp., a civil works construction company, since he founded the company in 1970.

Plácido González Córdova. Mr. González has been a member of the Board of Directors of Eurobank since 1997 and has served as a director of EuroBancshares since 2002. Prior to joining Eurobank’s Board of Directors, Mr. González was a founder and director of Banco del Comercio de Puerto Rico, a full service commercial bank in Puerto Rico that was acquired by Eurobank in 1997.

Other Directors and Executive Officers

The following table sets forth information concerning our Class A and Class B directors and our executive officers:

Name	Age	Position Held with Eurobank	Position Held with EuroBancshares
Juan Ramón Gómez-Cuétara Aguilar	29	Director	Class B Director
Antonio R. Pavía Bibiloni	57	Director	Class B Director
Jorge Calderón Drowett	69	Director	Class A Director
Ricardo Levy Echeandía	48	Director	Class A Director
Diana López-Feliciano, Esq.	49	Director	Class A Director
William Torres Torres	51	Director	Class B Director
Yadira R. Mercado Piñeiro	45	Executive Vice President, Chief Financial Officer and Corporate Secretary	Executive Vice President, Chief Financial Officer and Corporate Secretary
Jorge E. Sepúlveda-Estrada	50	Senior Vice President and Treasurer	Senior Vice President and Treasurer
James I. Thomson	60	Executive Vice President, Risk Management and Chief Lending Officer	None
Jaime Noble Fernández	54	Senior Vice President EuroLease, a division of Eurobank	None
Felix M. León	62	Executive Vice President of Operations	None
Fausto Peña Villegas	51	Senior Vice President Northern Region	None
Luis S. Suau Hernandez	53	Senior Vice President San Juan-Metropolitan Area	None
Ricardo X. Pou Vendrell	34	Senior Vice President Southern Region	None
Roberto Carreras Sosa	49	Senior Vice President Eastern Region	None

Juan Ramón Gómez-Cuétara Aguilar. Mr. Gómez-Cuétara was appointed to our Board to fill the vacancy left by the resignation of his father, Juan Ramón Gómez-Cuétara Fernández in January 2004 and was elected to our Board at our annual stockholders meeting in April 2004. Mr. Gómez-Cuétara was also appointed to serve on the Board of Eurobank. Mr. Gómez-Cuétara is currently the Deputy General Manager of Risi, S.A., a Spanish company involved in the manufacture and processing of snack foods, and he has served in that capacity since 2003. Prior to joining Risi, he was an auditor with PricewaterhouseCoopers in Madrid, Spain from 2001 to 2003. Mr. Gómez-Cuétara received his degree in business administration from the Universidad CEU San Pablo in Madrid, Spain in 2001.

Antonio R. Pavía Bibiloni. Mr. Pavía has been a member of the Board of Directors of Eurobank since 1998 and has served as a director of EuroBancshares since 2002. Mr. Pavía has held a number of senior executive and management positions in various financial institutions. He currently serves as President of Bartolo, Inc., a large gasoline station operations company, and has held this position since 1996.

Jorge Calderón Drowett. Mr. Calderón has been a member of the Board of Directors of Eurobank since 1997 and has served as a director of EuroBancshares since 2002. Mr. Calderón currently serves as President of Calderón & Asociados, Inc., a property and management developer, and has served in that position since 1998. Previously, he served as Vice President of Finance for San Juan Cement Company, Inc. from 1974 until 1996. He is also a certified public accountant.

Ricardo Levy Echeandía. Mr. Levy has been a member of our Board of Directors and a member of the Board of Directors of Eurobank since 2002. Currently, he is President of Francisco Levy Hijos, Inc., a general contractor and developer, and has served in that capacity since 2002. From 1999 until 2002, Mr. Levyserved as Executive Vice President and Treasurer of Francisco Levy Hijos, Inc.

Diana López-Feliciano, Esq. Ms. López-Feliciano has been a member of the Board of Directors of Eurobank since 2001 and has served as a director of EuroBancshares since 2002. Ms. López-Feliciano is an attorney in private practice and has been an assistant professor of environmental law at the Eugenio María de Hostos Law School since 1999. She has also been a professor of environmental law at the University of Puerto Rico School of Civil Engineering since 2002.

William Torres Torres. Mr. Torres has been a member of the Board of Directors of Eurobank since 1999 and has served as a director of EuroBancshares since 2002. Mr. Torres, a certified public accountant, is the managing partner of Torres CPA Group, the accounting firm he founded in 1981.

Yadira R. Mercado Piñeiro. Ms. Mercado currently serves as our Executive Vice President, Chief Financial Officer and Corporate Secretary, positions she has held since 1993. She served as Senior Vice President of Finance and Operations at Eurobank from 1991 to 1993. Prior to joining Eurobank in 1991, Ms. Mercado held various executive officer positions with several banking institutions in Puerto Rico.

Jorge E. Sepúlveda-Estrada. Mr. Sepúlveda-Estrada has served as Eurobank’s Senior Vice President-Treasurer since 1993, overseeing Eurobank’s management and investment strategies, and has served in the same capacity with EuroBancshares since 2002. He has over thirty years of banking experience, including previous experience as a financial consultant, bank treasurer and investment officer.

James I. Thomson. Mr. Thomson serves as Eurobank’s Executive Vice President, Risk Management and Chief Lending Officer, positions he has held since 2000. Prior to joining Eurobank, Mr. Thomson worked for the Royal Bank of Canada beginning in 1968 and last served as Puerto Rico’s Regional Manager from 1996 to 1999.

Jaime Noble Fernández. Mr. Noble currently serves as Eurobank’s Senior Vice President of EuroLease, a division of Eurobank, a position he has held since 2000. In 1999, he was a consultant to Eurobank. Prior to joining Eurobank, Mr. Noble served as Vice President of First Leasing, a division of FirstBank of Puerto Rico, from 1998 to 2000 and as President of ELBON Leasing Co., Inc. from 1995 to 1998. Mr. Noble has 29 years of experience in the leasing business.

Felix M. Leon. Mr. Leon currently serves as Eurobank’s Executive Vice President of Operations, a position he has held since late 2004. Prior to joining Eurobank, Mr. Leon served as a financial consultant with Leon Consulting from 2003 to 2004. From 1997 through 2003, Mr. Leon served as the Regional Manager for Banco Popular de Puerto Rico where he supervised the Easter Region of the bank. Mr. Leon received his BBA in 1964 and his JD in 1984 from the University of Puerto Rico.

Fausto Peña Villegas. Mr. Peña currently serves as Eurobank’s Senior Vice President for the Northern Region, a position he has held since 2001. He previously served as Assistant Vice President for Banco Santander de Puerto Rico from 1997 to 2001. Mr. Peña has over 25 years of experience in the banking industry, including officer positions with Banco Central Hispano Puerto Rico and Banco Santander de Puerto Rico.

Luis S. Suau Hernandez. Mr. Suau currently serves as Eurobank’s Senior Vice President for the San Juan-Metropolitan Region, a position he has held since 2003. He previously served as Vice President and Manager of our San Juan branch office from 1997 to 2003. Mr. Suau has over 30 years of experience in the banking industry.

Ricardo X. Pou Vendrell. Mr. Pou currently serves as Eurobank’s Senior Vice President for the Southern Region, a position he has held since 2003. Previously, Mr. Pou served as President of Banco Financiero de Puerto Rico from 2001 through 2002. In 2002, Eurobank acquired Banco Financiero. Prior to working at Banco Financiero, Mr. Pou received his MBA from the University of Wisconsin-Madison in May of 2001. Mr. Pou is also a certified public accountant and a certified valuation analyst.

Roberto Carreras Sosa. Mr. Carreras is Eurobank’s Senior Vice President for the Eastern Region, a position he has held since 2002. Mr. Carreras has over 25 years of banking experience including positions with the Banco Popular de Puerto Rico from 1997 to 2001 and Roig Commercial Bank from 1988 to 1997.

CORPORATE GOVERNANCE REFORMS

Because our common stock is quoted on the Nasdaq National Market, we are subject to a host of new corporate governance and related requirements under the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the SEC’s rules implementing Sarbanes-Oxley and the enhanced corporate governance listing standards of The Nasdaq Stock Market, Inc.

Sarbanes-Oxley, which was enacted on July 30, 2002 to address questionable corporate and accounting practices, imposes on public companies a variety of new requirements, prohibitions and disclosure obligations, including, but not limited to:

•	certifications by the chief executive officer and chief financial officer as to the accuracy and adequacy of periodic reports filed with the SEC;

•	implementation and evaluation of the company’s systems of disclosure controls and procedures and internal control over financial reporting;

•
auditing related restrictions, including prohibition on auditors providing certain non-audit services to public companies, mandatory audit partner rotation and restrictions on hiring employees of former auditors;

•
independence requirements and increased responsibilities for the audit committee, including responsibility for the engagement of the company’s auditor, pre-approval of all services provided by the auditor, establishment of procedures for addressing accounting-related complaints and company disclosure of whether any member of the audit committee qualifies as an “audit committee financial expert”;

•	disclosure of whether the company has a code of ethics applicable to the chief executive officer and senior financial officers; and

•	prohibition on the extension of personal loans to executive officers and directors (subject to certain exemptions).

In addition, The Nasdaq Stock Market, Inc. implemented a number of additional listing requirements concerning director independence, board nominations, executive compensation and related corporate governance matters.

Corporate Governance Principles and Board Matters

We are committed to having sound corporate governance principles, both at the holding company level and at Eurobank. Such principles are essential to running our business efficiently and to maintaining our integrity in the marketplace. We have adopted a set of Corporate Governance Guidelines that embodies these principles. EuroBancshares and Eurobank have also adopted a Code of Business Conduct and Ethics that applies to all officers, directors, employees and consultants, in accordance with the applicable Nasdaq rules. In addition, our Chief Executive Officer and all senior financial officers, including the Chief Financial Officer, are bound by a separate Code of Ethics for the Chief Executive Officer and Senior Financial Officers that complies with Item 406 of Regulation S-K of the Securities Exchange Act of 1934 (the “Exchange Act”) and with the applicable Nasdaq rules. Our Corporate Governance Guidelines, Code of Business Conduct and Ethics and Code of Ethics for the Chief Executive Officer and Senior Financial Officers are posted on our Internet website under the Investor Relations page.

Directors’ Compensation

Meetings of our Board of Directors are held regularly each quarter. Directors are not compensated for attending meetings of the Board of Directors of EuroBancshares. Meetings of the Board of Directors of Eurobank are held regularly each month. Directors receive fees of $1,250 per meeting for attendance at a meeting of the Board of Directors of Eurobank. The Board of Directors of Eurobank also has several committees, and the directors receive $400 for attending each committee meeting or special meeting of the Board of Directors. Directors who are employees or officers of Eurobank do not receive fees for attending Board of Directors or committee meetings.

Board Independence

Our Board of Directors has determined that each of our current directors, except Messrs. Arrillaga, Feliciano and Torres, is independent under the applicable Nasdaq rules. Mr. Arrillaga is an executive officer of both EuroBancshares and Eurobank. Mr. Torres is the owner of certain real estate of which portions are leased to Eurobank. During the fiscal year 2004, a corporation controlled by Mr. Torres received lease payments from us totaling $125,310. Another corporation controlled equally by Mr. Torres and Mr. Feliciano received lease payments from the Bank in the amount of $96,000 for the years 2002, 2003 and 2004.

Directors’ Qualifications

We believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, government or banking. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties for us. Each director must represent the interests of all stockholders. When considering potential director candidates, the Board also considers the candidate’s character, judgment, diversity, age, skills, including financial literacy and experience in the context of our needs and the needs of the Board of Directors.

Independent Director Meetings

On March 15, 2004, the independent members of our Board of Directors resolved that, in the future, they will meet regularly, separately from the full Board of Directors and outside the presence of our management in executive session. Since that time through the end of 2004, the independent members of our Board of Directors has held one meeting.

Stockholders Communications with Our Board of Directors

Our Board of Directors has established a process for stockholders to communicate with the Board of Directors or with individual directors. Stockholders who wish to communicate with our Board of Directors or with individual directors should direct written correspondence to our Corporate Secretary at our principal executive offices located at 270 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918. Any such communication must contain:

•	a representation that the stockholder is a holder of record of our capital stock;

•	the name and address, as they appear on our books, of the stockholder sending such communication; and

•	the class and number of shares of our capital stock that are beneficially owned by such stockholder.

The Corporate Secretary will forward such communications to our Board of Directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or to take appropriate legal action regarding such communication.

Board Structure and Committee Composition

As of the date of this proxy statement, our Board has nine directors and the following committees: Audit; Compensation; Nominating; Compliance and Strategic Planning.

The membership during the last fiscal year and the function of each of the committees are described below. Our Board of Directors meets at least quarterly and the Board of Directors of Eurobank meets at least once each month. During the fiscal year 2004, our Board held 12 meetings and the Eurobank Board held 12 meetings. Each director attended at least 75% of the total of all Board and applicable committee meetings. Directors are encouraged to attend annual meetings of our stockholders. All directors attended the last annual meeting of our stockholders.

Committees of EuroBancshares

Audit Committee

Our Board of Directors has established an Audit Committee to assist the Board in fulfilling its responsibilities for general oversight of the integrity of our consolidated financial statements, compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, the performance of independent auditors and our internal audit function, and risk assessment and risk management. The duties of the Audit Committee include:

•	appointing, evaluating and determining the compensation of our independent auditors;

•	reviewing and approving the scope of the annual audit, the audit fee and the financial statements;

•	reviewing disclosure controls and procedures, internal control over financial reporting, the internal audit function and corporate policies with respect to financial information;

•	reviewing other risks that may have a significant impact on our financial statements;

•	preparing the Audit Committee report for inclusion in the annual proxy statement;

•	establishing procedures for the receipt, retention and treatment of complaints regarding accounting and auditing matters; and

•	evaluating annually the Audit Committee charter and the committee’s performance.

The Audit Committee works closely with management as well as our independent auditors. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from us for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.

Our Board of Directors has adopted a written charter for the Audit Committee meeting applicable standards of the SEC and Nasdaq. The members of the Audit Committee are Jorge Calderón Drowett, Antonio R. Pavía Bibiloni and Diana López-Feliciano. Mr. Calderón serves as Chairman of the Audit Committee. The Audit Committee meets regularly and held 13 meetings during fiscal year 2004. The Board of Directors has determined that the Audit Committee satisfies the independence and other composition requirements of the SEC and Nasdaq. Our Board has determined that Mr. Calderón qualifies as an “audit committee financial expert” under Item 401(h) of Regulation S-K under the Exchange Act, and has the requisite accounting or related financial expertise required by applicable Nasdaq rules.

A copy of our Audit Committee charter is attached as Appendix A.

Compensation Committee

Our Compensation Committee discharges the Board’s responsibilities relating to compensation of our Chief Executive Officer, other executive officers and directors; produces an annual report on executive compensation for inclusion in our annual proxy statement; and provides general oversight of compensation structure, including our equity compensation plans and benefit programs. Other specific duties and responsibilities of the Compensation Committee include:

•	reviewing and approving objectives relevant to executive officer compensation;

•
evaluating performance and determining the compensation of our Chief Executive Officer and other executive officers in accordance with those objectives (salary revisions for all of our executive officers and employees are made every 12 months);

•	approving employment agreements for executive officers;

•	approving and amending our stock option plans (subject to stockholder approval, if required);

•	approving any changes to nonequity-based benefit plans involving a material financial commitment by us or Eurobank;

•	recommending to the Board the compensation for our directors and Eurobank’s directors;

•	evaluating human resources and compensation strategies; and

•	evaluating annually the Compensation Committee charter and the Committee’s performance.

Our Board of Directors has adopted a written charter for our Compensation Committee. The Compensation Committee is composed of three directors, Pedro Feliciano Benítez, Plácido González Córdova and Ricardo Levy Echeandía, each of whom the Board has determined is independent under applicable rules and regulations of the SEC, Nasdaq and the Internal Revenue Service, except Mr. Feliciano, as described above. Within one year after listing on Nasdaq, our Compensation Committee will be comprised solely of independent directors. Mr. Feliciano serves as the Committee’s Chairman. The Compensation Committee held two meetings during the fiscal year 2004.

Nominating and Governance Committee

Our Board has established a Nominating and Governance Committee for the purpose of reviewing all Board-recommended and stockholder-recommended nominees, determining each nominee’s qualifications and making a recommendation to the full Board as to which persons should be our Board’s nominees. Our Board has adopted a written charter for the Nominating and Governance Committee. This Committee is composed of three directors, Pedro Feliciano Benítez, Plácido González Córdova and Ricardo Levy Echeandía, each of whom the Board has determined is independent under the Nasdaq rules, except Mr. Feliciano, as described above. Within one year after listing on Nasdaq, our Nominating and Governance Committee will be comprised solely of independent directors. The Nominating and Governance Committee accomplished its duties and responsibilities in one of the 12 meetings held by the Board of Directors of EuroBancshares during the fiscal year 2004. The duties and responsibilities of the Nominating and Governance Committee include:

•	identifying and recommending to our Board individuals qualified to become members of our Board and to fill vacant Board positions;

•	recommending to our Board the director nominees for the next annual meeting of stockholders;

•	recommending to our Board director committee assignments;

•	reviewing and evaluating succession planning for our Chief Executive Officer and other executive officers;

•	monitoring the continuing education program for our directors;

•	developing and recommending an annual self-evaluation process for our Board and its committees; and

•	evaluating annually the Nominating and Governance Committee charter and the Committee’s performance.

Our Board of Directors believes that it is necessary that the majority of our Board of Directors be comprised of independent directors and that it is desirable to have at least one audit committee financial expert serving on the Audit Committee. The Nominating and Governance Committee considers these requirements when recommending Board nominees. Our Nominating and Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. Our Nominating and Governance Committee will regularly assess the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or other circumstances. When considering potential director candidates, the Nominating and Governance Committee also considers the candidate’s character, judgment, age, skills, including financial literacy, and experience in the context of our needs, the needs of Eurobank and the existing directors. While the Nominating and Governance Committee has the authority to do so, we have not, as of the date of this prospectus, paid any third party to assist in identifying and evaluating Board nominees.

Our Board of Directors has established a procedure whereby our stockholders can nominate potential director candidates. The Nominating and Governance Committee will consider director candidates recommended by our stockholders in a similar manner as those recommended by members of management or other directors, provided the stockholder submitting such nomination has complied with procedures set forth in our amended and restated bylaws.

No candidate for election to our Board has been recommended within the preceding year by a beneficial owner of 5% or more of our common stock.

A copy of our Nominating and Governance Committee charter is attached as Appendix B.

Compliance Committee

The Compliance Committee reviews the compliance of EuroBancshares and Eurobank with laws and regulations applicable to bank holding companies and their subsidiary banks. The members of the Compliance Committee throughout 2004 and as of the date of this proxy statement were William Torres Torres, Jorge Calderón Drowett, Antonio Pavía Bibiloni and Rafael Arrillaga-Torréns, Jr. Mr. Torres serves as the Chairman of the Compliance Committee. The Compliance Committee generally meets at least quarterly. The Compliance Committee held four meetings during 2004.

Strategic Planning Committee

Our Board has established a Strategic Planning Committee that is responsible for delineating our future strategy and business goals. In addition, it provides general guidance in the development of our strategic plan. The members of the Strategic Planning Committee are William Torres Torres, Antonio Pavía Bibiloni, Jorge Calderón Drowett, Rafael Arrillaga-Torréns, Jr. and Yadira R. Mercado. Mr. Torres serves as the Chairman of the Strategic Planning Committee. During 2004, the Strategic Planning Committee held two meetings.

REPORT OF THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

The information contained in this Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” or incorporated by reference in future filings with the Securities and Exchange Commission, or to be subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

In accordance with its written charter, which was approved in its current form by the Board of Directors on March 15, 2004, the Audit Committee assists the Board in, among other things, oversight of our financial reporting process, including the effectiveness of our internal accounting and financial controls and procedures, and controls over the accounting, auditing, and financial reporting practices. A copy of the Audit Committee charter is attached to this proxy statement as Appendix A.

Our Board of Directors has determined that all three members of the Committee are independent based upon the standards adopted by the Board, which incorporate the independence requirements under applicable laws, rules and regulations.

Management is responsible for the financial reporting process, the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, the system of internal controls, and procedures designed to insure compliance with accounting standards and applicable laws and regulations. Our independent auditors are responsible for auditing the financial statements. The Audit Committee’s responsibility is to monitor and review these processes and procedures. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and we are not professionals in those fields. The Audit Committee relies, without independent verification, on the information provided to us and on the representations made by management that the financial statements have been prepared with integrity and objectivity and on the representations of management and the opinion of the independent auditors that such financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

During fiscal 2004, the Audit Committee had 13 meetings. The Audit Committee’s regular meetings were conducted in order to encourage communication among the members of the Audit Committee, management, the internal auditors, and our independent auditors, KPMG LLP. Among other things, the Audit Committee discussed with our internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee separately met with each of the internal and independent auditors, with and without management, to discuss the results of their examinations and their observations and recommendations regarding our internal controls. The Audit Committee also discussed with our independent auditors all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.”

The Audit Committee reviewed and discussed our audited consolidated financial statements as of and for the year ended December 31, 2004 with management, the internal auditors, and our independent auditors. Management’s discussions with the Audit Committee included a review of critical accounting policies.

The Audit Committee obtained from the independent auditors a formal written statement describing all relationships between us and our auditors that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Audit Committee discussed with the auditors any relationships that may have an impact on their objectivity and independence and satisfied itself as to the auditors’ independence. The Audit Committee has reviewed and approved the amount of fees paid to KPMG for audit and non-audit services. The Audit Committee concluded that the provision of services by KPMG is compatible with the maintenance of KPMG’s independence.

At two of its meetings during 2004, the Audit Committee met with members of senior management and the independent auditors to review the certifications provided by the Chief Executive Officer and Chief Financial Officer under the Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC and the overall certification process. At these meetings, company officers reviewed each of the Sarbanes-Oxley certification requirements concerning internal control over financial reporting and any fraud, whether or not material, involving management or other employees with a significant role in internal control over financial reporting.

Based on the above-mentioned review and discussions with management, the internal auditors, and the independent auditors, and subject to the limitations on our role and responsibilities described above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the SEC.

Audit Committee of the Board of Directors
Jorge Calderón Drowett, CPA
Antonio R. Pavía Bibiloni
Diana López-Feliciano, Esq.
Dated: March 30, 2005

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The information contained in this Report of the Compensation Committee shall not be deemed to be “soliciting material” or to be “filed” or incorporated by reference in future filings with the Securities and Exchange Commission, or to be subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Compensation Committee of the Board determined the compensation of the executive officers named in the Summary Compensation Table on page 17 for the years in question. The Compensation Committee has furnished the following report on executive compensation in connection with the annual meeting:

Compensation Philosophy

As members of the Compensation Committee, it is our duty to administer the executive compensation program for EuroBancshares. The Compensation Committee is responsible for establishing appropriate compensation goals for the executive officers of EuroBancshares, evaluating the performance of such executive officers in meeting such goals and making recommendations to the Board with regard to executive compensation. EuroBancshares’ compensation philosophy is to ensure that executive compensation be directly linked to continuous improvements in corporate performance, achievement of specific operation, financial and strategic objectives, and increases in stockholder value. The Compensation Committee regularly reviews the compensation packages of EuroBancshares’ executive officers, taking into account factors which it considers relevant, such as business conditions within and outside the industry, EuroBancshares’ financial performance, the market composition for executives of similar background and experience, and the performance of the executive officer under consideration. The particular elements of EuroBancshares’ compensation programs for executive officers are described below.

Compensation Structure

The base compensation for the executive officers of EuroBancshares named in the Summary Compensation Table is intended to be competitive with that paid in comparable situated industries, taking into account the scope of responsibilities. The goals of the Compensation Committee in establishing EuroBancshares’ executive compensation program are:

•	to compensate the executive officers of EuroBancshares fairly for their contributions to EuroBancshares’ short, medium and long-term performance; and

•
to allow EuroBancshares to attract, motivate and retain the management personnel necessary to EuroBancshares’ success by providing an executive compensation program comparable to that offered by companies with which EuroBancshares competes for management personnel.

The base salary level for each officer is determined by taking into account individual experience, individual performance, individual potential, cost of living consideration and specific issues particular to EuroBancshares.  Base salary level for executive officers of selected banks and bank holding companies of similar size are taken into consideration in setting an appropriate base salary for the named executive officers of EuroBancshares.  The base level established for each executive officer is considered by the Compensation Committee to be competitive and reasonable.

The Compensation Committee monitors the base salary levels and the various incentives of the executive officers of EuroBancshares to ensure that overall compensation is consistent with EuroBancshares’ objectives and remains competitive within the area of EuroBancshares’ operations.  In setting the goals and measuring an executive’s performance against those goals, EuroBancshares considers the performance of its competitors and general economic and market conditions.  None of the factors included in EuroBancshares’ strategic and business goals are assigned a specific weight.  Instead, the Compensation Committee recognizes that the relative importance of these factors may change in order to adapt EuroBancshares’ operations to specific business challenges and to reflect changing economic and marketplace conditions.

Incentive Compensation

The annual compensation of the executive officers of EuroBancshares consists of a base salary and an annual Christmas bonus, in accordance with Puerto Rico law. An annual performance bonus is awarded to the executive officers based on the financial performance of the Company. In awarding these incentive bonuses certain measures of progress of the Company are taken into consideration by the Compensation Committee. These include asset quality, stability and soundness of operations, returns on average assets and average equity, the bank’s regulatory classification, the level of changes in the performance ratio and the overall growth of the Company as compared to peer groups. Finally, the overall individual commitment of each officer to the Company is considered.

Stock Option Plan

Stock options are the primary source of long-term incentive compensation for the executive officers and directors of EuroBancshares.  Each of the employees, executive officers, members of the senior management, and directors of EuroBancshares are eligible to participate in the 2002 Stock Option Plan.  As of March 31, 2005, there were 1,216,312 options outstanding under the 2002 Stock Option Plan, 678,750 of which are held by executive officers of EuroBancshares. During 2004, 189,000 stock options were granted to the executive officers.

Engagement of Financial Consultant

On December 19, 2004, Mr. Michael Green of Feldman, Financial Advisors, Inc., reviewed the bank’s compensation policies to the Committee regarding compensation. During his presentation, Mr. Green compared senior level compensation to that offered by our competitors and peers. In addition, Mr. Green discussed with the members the performance of the Chief Executive Officer and the senior executive officers and approved annual compensation as well as the goals and objectives for 2005. Finally, Mr. Green reviewed directors’ compensation levels and practices of the Board of Directors.

Compensation of the Chief Executive Officer

In reviewing the 2004 compensation of Mr. Arrillaga, the President and Chief Executive Officer of EuroBancshares, the Compensation Committee undertook the same evaluation set forth above with respect to executive officers. In addition, the Compensation Committee reviewed his compensation history, executive compensation survey data and comparative performance information. Upon recommendation by the Compensation Committee, the Board of Directors of EuroBancshares set Mr. Arrillaga’s salary for 2004 at $341,250, effective June 28, 2004. In addition, in recognition of both Mr. Arrillaga’s and EuroBancshares’ performance in 2004 and based on the criteria discussed above with respect to incentive compensation, the Compensation Committee recommended and the Board of Directors approved a bonus of $300,000 for Mr. Arrillaga for 2004. The Compensation Committee believes that Mr. Arrillaga’s total compensation is reasonable and competitive based on comparative performance information and the overall performance of EuroBancshares.

Executive Compensation Deductibility

Our Compensation Committee has considered the impact of the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended, that provides that compensation paid to a corporation’s chief executive officer or its four other most highly compensated executive officers may not be deductible for federal income tax purposes unless, in general, such compensation is performance based, is established by an independent committee of directors, is objective and the plan or agreement providing for such performance based compensation has been approved in advance by the stockholders. Because a Puerto Rico corporation is not required to pay federal income taxes except for any income related to the conduct of a trade or business in the United States, Section 162(m) should not limit the tax deductions available to us for executive compensation in the near future.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee. None of the current members of our Compensation Committee has ever been an employee of ours or any of our subsidiaries.

Compensation Committee of the Board of Directors
Pedro Feliciano Benítez
Plácido González Córdova
Ricardo Levy Echeandía
Dated: March 28, 2005

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

The following table sets forth all compensation received during the three years ended December 31, 2004 by our Chief Executive Officer and our four other most highly compensated executives whose total compensation exceeded $100,000 in such fiscal year. These four officers are referred to as the named executive officers in this proxy statement.

	Annual Compensation					Long-term Compensation
Name and Principal Position	Year	Salary(1)	Bonus	Other Annual Compensation(2)		Securities Underlying Options

Rafael Arrillaga-Torréns, Jr., Esq. Chairman of the Board, Chief Executive Officer and President	2004 2003 2002	$337,188 325,000 300,000	$300,200 150,200 100,200	— — —		50,000 50,000 35,250

Yadira R. Mercado Executive Vice President, Chief Financial Officer and Corporate Secretary	2004 2003 2002	$182,909 175,000 165,000	$150,200 85,200 55,200	$47,817 — —	(3)	45,000 36,000 23,500

James I. Thomson Executive Vice President, Risk Management and Chief Lending Officer of Eurobank	2004 2003 2002	$188,356 182,000 175,000	$25,000 20,000 15,000	— — —		20,000 20,000 16,450

Jaime Noble Fernández Senior Vice President, EuroLease, a division of Eurobank	2004 2003 2002	$192,609 182,400 176,000	$80,000 65,000 40,000	— — —		40,000 25,000 18,800

Jorge Sepúlveda-Estrada Senior Vice President, Treasurer of Eurobank and EuroBancshares	2004 2003 2002	$100,115 81,000 74,601	$16,000 12,500 10,000	— — —		20,000 15,000 11,750

(1)	Amounts shown do not include amounts expended by Eurobank pursuant to plans (including group life and health) that do not discriminate in scope, terms or operation in favor of the executive officer and that are generally available to all salaried employees.

(2)	Does not include the value of perquisites or other personal benefits because the amount of such benefits does not exceed the lesser of $50,000 or 10% of total amount of annual salary and bonus of any named individual.

(3)	Consists of liquidated accrued vacations.

Stock Option Grants in 2004

The following table provides information concerning individual grants of stock options during calendar year 2004 to each of the named executive officers. Unless otherwise indicated, the exercise prices represent the fair market value of the common stock on the grant date.

The amounts shown as potential realizable value represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These amounts represent certain assumed rates of appreciation in the value of our common stock. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent our estimate or projection of the future price of our common stock. The potential realizable value is calculated based on the five year term of the option at its time of grant. It is calculated based on the assumption that our common stock appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. Actual gains, if any, on stock option exercises depend on the future performance of our common stock. The amounts reflected in the table may not necessarily be achieved.

	Number of Securities Underlying Options	Percent of Total Options Granted to Employees in	Exercise Price Per	Expiration	Potential Realizable Value of Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Granted	Fiscal 2004	Share	Date	5%	10%
Rafael Arrillaga-Torréns, Jr.	50,000	25.00%	$8.125	02/23/09	$112,239	$248,020
Yadira R. Mercado	45,000	22.50	8.125	02/23/09	101,015	223,218
James I. Thomson	20,000	10.00	8.125	02/23/09	44,896	99,208
Jaime Noble Fernández	40,000	20.00	8.125	02/23/09	89,792	198,416
Jorge Sepúlveda	20,000	10.00	8.125	02/23/09	44,896	99,208

Year End 2004 Option Values

The following table provides information about stock options exercised in 2004 and options held as of December 31, 2004 by each of the named executive officers. Actual gains on exercise, if any, will depend on the value of our common stock on the date on which the shares are sold.

	Shares Acquired on	Value	Number of Securities Underlying Unexercised Options at December 31, 2004(2)		Value of Unexercised In-The-Money Options at December 31, 2004(2)(3)
Name	Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Rafael Arrillaga-Torréns, Jr.	—	—	165,250	—	$2,555,625	—
Yadira R. Mercado	—	—	124,500	—	1,896,625	—
James I. Thomson	—	—	70,450	—	1,096,375	—
Jaime Noble Fernández	—	—	99,800	—	1,508,000	—
Jorge Sepúlveda	—	—	56,750	—	868,125	—

(1)	“Value Realized” is the difference between the exercise price and the market price on the exercise date, multiplied by the number of options exercised. “Value Realized” numbers do not necessarily reflect what the executive might receive if he or she sells the shares acquired by the option exercise, since the market price of the shares at the time of sale may be higher or lower than the price on the exercise date of the option. In addition, the “Value Realized” numbers do not reflect the tax impact of the exercise.

(2)	“Exercisable” refers to those options which were both exercisable and vested while “Unexercisable” refers to those options which were unvested.

(3)	“Value of Unexercised In-the-Money Options” is the aggregate, calculated on a grant by grant basis, of the product of the number of unexercised options at the end of 2004 multiplied by the difference between the exercise price for the grant and the year-end market price, excluding grants for which the difference is equal to or less than zero.

Stock Option Plan

In 1997, Eurobank’s Board of Directors adopted a long-term incentive compensation program in the form of a stock option plan (the “1997 Stock Option Plan”). Both executive officers and directors were eligible to participate in the 1997 Stock Option Plan. Under the 1997 Stock Option Plan, a maximum number of 1,100,000 shares could be issued upon the exercise of stock options granted under the plan.

In 2002, our Board of Directors adopted a long-term incentive compensation plan (the “2002 Stock Option Plan”) that became effective when we became a holding company for Eurobank. At that time, all of the Eurobank options granted under the 1997 Stock Option Plan were assumed by EuroBancshares under the 2002 Stock Option Plan and became options to purchase shares of EuroBancshares common stock. The aggregate number of shares of common stock to be issued pursuant to the exercise of all options granted under the 2002 Stock Option Plan may equal but not exceed 1,982,864 shares, which amount is comprised of (i) options to acquire 1,500,000 shares of common stock authorized under this plan, and (ii) options that previously represented the right to acquire 482,864 shares of common stock of Eurobank and have been assumed by EuroBancshares and converted into options to acquire a like number shares of common stock of EuroBancshares. As of December 31, 2004, all outstanding options were 100% vested and 1,091,312 shares of common stock were issuable in connection with the exercise of outstanding options. In addition, during 2004, 230,802 shares of common stock have been issued pursuant to the exercise of options granted under the 2002 Stock Option Plan. Thus, as of December 31, 2004, 1,208,864 shares of our common stock remained available for option grants under the 2002 Stock Option Plan. If the stockholders of EuroBancshares approve the 2005 Stock Option Plan at the annual meeting, no further options to acquire shares will be issued under the 2002 Stock Option Plan.

The 2002 Stock Option Plan is intended to provide our directors, executive officers and employees the opportunity to acquire a proprietary interest in the success of EuroBancshares by granting stock options to such directors, executive officers and employees. Specifically, the plan is intended to advance the interests of EuroBancshares by (1) enabling us to attract and retain the best available individuals for positions of substantial responsibility; (2) providing additional incentive to such persons by affording them an opportunity for equity participation in our business; and (3) rewarding directors, executive officers and employees for their contributions to our business.

The 2002 Stock Option Plan is administered by our Compensation Committee. The Compensation Committee has authority with respect to the stock option plan to:

•	adopt, amend and rescind administrative and interpretive rules relating to the plan;

•	accelerate the time of exercisability of any stock option that has been granted;

•	construe the terms of the plan and any related agreement (including those terms governing eligibility); and

•
make all other determinations and perform all other acts necessary or advisable for administering the plan, including the delegation of such ministerial acts and responsibilities as the Compensation Committee deems appropriate.

Both “Incentive Stock Options” and “Nonstatutory Options” may be granted under the 2002 Stock Option Plan from time to time. Incentive Stock Options are stock options intended to satisfy the requirements of Section 1046 of the Puerto Rico Internal Revenue Code. Nonstatutory Options are stock options that do not satisfy the requirements of Section 1046 of the Puerto Rico Internal Revenue Code.

Under our 2002 Stock Option Plan, the aggregate fair market value (determined as of the date an option is granted) of the shares with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year may not exceed $100,000. Shares acquired upon the exercise of Nonstatutory Options may not be sold for a period of one year after such options are exercised.

The option price to be paid upon exercise of an Incentive Stock Option will not be less than the greater of: (1) the par value per share of our common stock; or (2) 100% of the fair market value per share of our common stock on the date of the grant of the Incentive Stock Option. The option price to be paid upon exercise of a Nonstatutory Option will be determined by the Compensation Committee at the time of grant.

Each option (including Incentive Stock Options and Nonstatutory Options) granted under the 2002 Stock Option Plan expires five years after the date the option is granted, unless a shorter period is determined by the Compensation Committee. Each option may be exercised upon such terms and conditions as the Compensation Committee determines. In making any determination as to whom options shall be granted, and as to the number of shares to be covered by such options, the Compensation Committee considers the duties of the respective employees, their present and potential contributions to our success, profitability and growth, and such other factors as the Compensation Committee deems relevant in connection with accomplishing the purposes of our 2002 Stock Option Plan.

As allowed by Statement of Financial Accounting Standards (SFAS) No. 123, Accounting for Stock-Based Compensation, and as amended by SFAS No. 148, Accounting for Stock-Based Compensation - Transition and Disclosure, an amendment of Financial Accounting Standards Board Statement No. 123, we have elected to continue to measure cost for our stock compensation plan using the intrinsic value method prescribed by Accounting Principles Board (APB) Opinion No. 25, Accounting for Stock Issued to Employees. Under the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of the stock at the grant date or other measurement date over the amount an employee must pay to acquire the stock. Entities choosing to continue applying APB Opinion No. 25 on employee stock options granted on or after January 1996 must provide pro forma disclosures of the consolidated net income, as if the fair value method of accounting had been applied. Under this method, compensation cost is measured at the grant date based on the fair value of the employee stock option and is recognized ratably over the service period of the option, which is usually the vesting period.

SFAS No. 123 established accounting and disclosure requirements using a fair value based method of accounting for stock-based employee compensation plans. The per share fair value of stock options granted during 2004, 2003, and 2002 was $,1.85, $1.27, and $1.60 on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions used for grants in 2004, 2003, and 2002, respectively: no dividend yield for 2004, 2003, and 2002; risk-free interest rates of 3.03% for 2004, 2.75% for 2003, and 4.0% for 2002; volatility assumption of 18% for 2004 and none for 2003 and 2002; and expected lives of five years.

Severance Payment Agreements

In 1999, we entered into a Severance Payment Agreement with Ms. Yadira R. Mercado our Executive Vice President, Chief Financial Officer and Corporate Secretary. On each anniversary of the date of commencement of the Severance Payment Agreement, the term is automatically extended for an additional one-year period unless we notify Ms. Mercado not less than 90 days prior to an anniversary date of the agreement, advising her that such agreement will not be extended. Alternatively, Ms. Mercado’s Severance Payment Agreement will terminate on the second anniversary of an event constituting a “change in control.” The Severance Payment Agreement provides for a severance payment to Ms. Mercado in connection with either (1) an involuntary termination of her employment after a “change in control” of EuroBancshares, or (2) following “constructive termination” of her employment subsequent to a “change in control” of EuroBancshares.

For purposes of the Severance Payment Agreement, “constructive termination” generally includes a material change in the status, authority, duties, responsibilities, compensation, perquisites, conditions of employment, or location of employment of the employee from those that existed before the change in control, or in the event of the employee’s disability. Any claim or controversy arising out of or relating to the Severance Payment Agreement will be resolved by arbitration under the Commercial Arbitration Rules of the American Arbitration Association.

For purposes of the Severance Payment Agreement, a “change in control” is deemed to have occurred if:

•
any entity, person or group of persons acting in concert becomes the beneficial owner (within the meaning of Section 13(d) of the Exchange Act), directly or indirectly, of securities of EuroBancshares representing more than 25% of the combined voting power of EuroBancshares or any successor;

•
the effective date of a merger or consolidation of EuroBancshares with one or more other corporations or banks as a result of which the holders of our outstanding voting stock immediately prior to the merger hold less than 66% of the combined voting power of the surviving or resulting corporation or bank;

•
the effective date of a transfer of all or substantially all of the property of EuroBancshares to any individual or entity, other than to an entity of which we own at least 80% of the combined voting power; or

•
as a result of, or in connection with, any cash, tender or exchange offer after a merger, contested election, or other business combination, or any combination of the foregoing, the services of the employee are no longer required in his or her present capacity.

To illustrate the potential impact of the Severance Payment Agreement, if employment during 2005 were terminated under the circumstances set forth in the Severance Payment Agreement following a change in control, or for “good reason,” the amount payable to Ms. Mercado, based upon compensation earned during 2004, would be approximately $705,000.

Employment Agreements

Other than the Severance Payments Agreement described above, we do not have any other employment agreements with any of our named executive officers. All of our named executive officers serve at the pleasure of our Board of Directors. We do not maintain any “key-man” life insurance policies on any of our executive officers. If any of these individuals leaves his or her respective position, this could have a material adverse effect on our business, financial condition, results of operations, cash flows and/or future prospects.

Health and Insurance Benefits

Our full-time officers and employees are provided hospitalization and major medical insurance. We pay a substantial part of the premiums for these coverages. All insurance coverage under these plans is provided under group plans on generally the same basis to all full-time employees. In addition, we maintain term life insurance, which provides benefits to all employees who have completed three or more months of full-time employment with us. The terms of our policy provide benefits equal to three times the employee’s annual base earnings (exclusive of overtime pay or bonuses) up to a maximum of $300,000.

Eurobank Master Trust Retirement Plan Program for Employees

Effective January 1, 2000, Eurobank adopted the Eurobank Master Trust Retirement Plan Program, a defined contribution plan under Section 1165(e) of the Puerto Rico Internal Revenue Code, covering all full-time employees of EuroBancshares who have completed three months of service and are 18 years of age or older. We give each prospective eligible employee written notice of his or her eligibility to participate in the plan in sufficient time to enable each of them to participate in the plan. Under the provisions of the plan, employees may contribute up to 10% of their compensation each year after deducting social security, up to a specific maximum established by law. We match each employee’s contribution up to 3% of their base compensation that they contribute to the plan. Participants become vested in our contributions plus actual earnings on such contributions after three years of service.

Restricted Stock Grants

On April 26, 2004, our Board voted and agreed to issue 3,700 shares of our common stock (valued at $8.13 per share) to certain of our officers and employees in consideration for prior service to us. These stock grants were effected pursuant to the terms of certain Restricted Stock Purchase Agreements between us and the officers and employees. Under the terms of these Restricted Stock Purchase Agreements, the stock remains unvested until the 5th anniversary of the date of the grant. In the event the restricted stock grantee leaves prior to the 5th anniversary, the restricted stock grantee forfeits all right, title and interest in the restricted stock. The Restricted Stock Purchase Agreement also provides for the payment of a one-time cash bonus pursuant to which we will withhold applicable taxes due as a result of the restricted stock grant.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Under Section 402 of the Sarbanes-Oxley Act of 2002, it is now unlawful for any issuer to extend, renew or arrange for the extension of credit in the form of a personal loan to or for any director or executive officer of that issuer. This prohibition does not apply to loans that were made on or prior to July 30, 2002, or certain types of loans described in Section 402 that are:

•	made available by the issuer in the ordinary course of the issuer’s consumer credit business;

•	of a type generally made available by such issuer to the public; and

•	made by the issuer on market terms, or terms that are no more favorable than those offered by the issuer to the general public.

Section 402 also does not apply to loans by an insured depository institution, if the loan is subject to the insider lending restrictions of Section 22(h) of the Federal Reserve Act or the Federal Reserve’s Regulation O.

Certain of our officers, directors and principal stockholders and their affiliates have had transactions with Eurobank, including borrowings and investments in certificates of deposit. Our management believes that all such loans and investments have been and will continue to be made in the ordinary course of business of Eurobank on substantially the same terms, including interest rates paid and collateral required, as those prevailing at the time for comparable transactions with unaffiliated persons, and do not involve more than the normal risk of collectibles or present other unfavorable features. Therefore, we believe that all of these transactions comply with Section 402 of the Sarbanes-Oxley Act or have been made pursuant to a valid exception from Section 402 of the Sarbanes-Oxley Act.

Two of our directors, William Torres Torres and Pedro Feliciano Benítez are principals in corporations that own certain real estate of which portions are leased to Eurobank. During the fiscal year 2004, a corporation controlled by Mr. Torres received lease payments from Eurobank totaling $125,310. Another corporation controlled equally by Mr. Torres and Mr. Feliciano received lease payments in the amount of $96,000 for the years 2002, 2003 and 2004. We believe that the terms of the leases between Eurobank and the corporations controlled by Mr. Torres and Mr. Feliciano are on an arm’s-length basis. In addition, we paid $49,000 in 2002 to the accounting firm in which Mr. Torres is a principal for certain accounting services provided to Eurobank.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes of ownership with the SEC. Our officers, directors and 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms so filed.

Based solely on review of copies of such forms received and written representation letters from executive officers and directors, we believes that, during the last fiscal year, all filing requirements under Section 16(a) applicable to our officers, directors and 10% shareholders were timely met, except as follows:

•
On August 12, 2004, Mr. Plácido González Córdova purchased 11,700 shares of common stock of EuroBancshares in the open market. Through administrative error, Mr. González’s Form 4 reporting the purchase was filed late.

•
On August 13, 2004, Mr. Jorge Calderón Drowett purchased 8,200 shares of common stock of EuroBancshares in the open market. Through administrative error, Mr. Calderón’s Form 4 reporting the purchase was filed late.

•
On August 19, 2004, Mr. Plácido González Córdova purchased 18,300 shares of common stock of EuroBancshares in the open market. Through administrative error, Mr. González’s Form 4 reporting the purchase was filed late.

•
On December 20, 2004, Mr. Felix M. Leon was engaged by Eurobank as Executive Vice President of Operations. At that time, Mr. Leon beneficially owned 300 shares of common stock of EuroBancshares. Through administrative error, Mr. Leon’s Form 3 was filed late.

STOCK PERFORMANCE GRAPH

The graph below compares the cumulative total return to holders of our common stock for the period from August 11, 2004, when trading in our common stock commenced on The Nasdaq Stock Market’s National Market, through December 31, 2004, against the cumulative total return of:

•	The Nasdaq Stock Market Composite Index,

•	the Russell 2000 Index, and

•	the Russell 3000 Index.

PRINCIPAL AUDITOR FEES AND SERVICES

Our Audit Committee has appointed KPMG LLP as our independent auditors for the fiscal year ending December 31, 2005. Representatives of KPMG are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The following table shows the fees paid or accrued by us for the audit and other services provided by KPMG for fiscal years 2004 and 2003.

	2004	2003
Audit Fees	$335,000	$115,000
Audit-Related Fees	291,500	—
Tax Fees(1)	14,313	—
All Other Fees	—	—

Total	$640,813	$115,000

(1)	Tax services were provided before we became a publicly-traded company.

As defined by the SEC, (i) “audit fees” are fees for professional services rendered by the company’s principal accountant for the audit of the company’s annual financial statements and review of financial statements included in the company’s Form 10-Q, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by the company’s principal accountant that are reasonably related to the performance of the audit or review of the company’s financial statements and are not reported under “audit fees;” in 2004, such fees include fees related to the Company’s initial registration on Form S-1; (iii) “tax fees” are fees for professional services rendered by the company’s principal accountant for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by the company’s principal accountant, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”

Under applicable SEC rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditors in order to ensure that they do not impair the auditors’ independence. The SEC’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent auditors.

Consistent with the SEC’s rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent auditors to us or any of our subsidiaries. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting.

PROPOSAL TWO:
APPROVAL OF THE 2005 STOCK OPTION PLAN

Background

On March 28, 2005, our Board of Directors formally adopted the 2005 Stock Option Plan, subject to stockholder approval. The stock option plan provides for equity-based compensation incentives through the grant of stock options. The plan has reserved 700,000 shares of our common stock for issuance pursuant to the stock options.

A copy of the 2005 Stock Option Plan is attached to this proxy statement as Appendix C and is considered a part of this proxy statement. The following description of the stock option plan is a summary, is not intended to be complete and is qualified in its entirety by reference to the stock option plan attached as Appendix C. You are urged to read the stock option plan in its entirety.

Vote Required

The approval of the 2005 Stock Option Plan requires the affirmative vote of at least a majority of the shares represented at the meeting in person or by proxy. If the plan is approved by our stockholders, our Board of Directors intends to cause the shares that will become available for issuance to be registered on a Form S-8 registration statement to be filed with the Securities and Exchange Commission at our expense.

Our Board of Directors unanimously recommends a vote FOR the approval of the 2005 Stock Option Plan.

Summary of the 2005 Stock Option Plan

Overview

Like our existing 2002 Stock Option Plan, the 2005 Stock Option Plan has been established for the purpose of (1) enabling EuroBancshares and Eurobank to attract and retain the best available individuals for positions of substantial responsibility, (2) providing additional incentive to such persons by affording them an equity participation in EuroBancshares, (3) rewarding directors, executive officers and employees for their contributions to EuroBancshares and Eurobank, and (4) promoting the success of EuroBancshares’ business by aligning the financial interests of directors, executive officers and employees providing personal services to EuroBancshares and Eurobank with long-term stockholder value. The primary difference between the 2005 Stock Option Plan and the 2002 Stock Option Plan is that the 2005 plan provides EuroBancshares with greater flexibility with respect to the terms of the stock options granted under the plan.

Administration of the plan

Like our 2002 Stock Option Plan, the 2005 Stock Option Plan will be administered by our Compensation Committee. The Compensation Committee has authority with respect to the stock option plan to:

•	adopt, amend and rescind administrative and interpretive rules and regulations relating to the plan or any stock options issued thereunder;

•	make appropriate adjustments to the exercisability of any stock option that has been granted;

•	construe the terms of the plan and any related agreement (including those terms governing eligibility); and

•
make all other determinations and perform all other acts necessary or advisable for administering the plan, including the delegation of such ministerial acts and responsibilities as the Compensation Committee deems appropriate.

Shares subject to the plan

The 2005 Stock Option Plan provides that the maximum number of shares of our common stock that may be issued under the plan is 700,000 shares, of which 440,000 shares are specifically set aside for the purpose of granting incentive stock options under the plan. To the extent that any options shall terminate, expire or be canceled, the shares subject to the options shall remain available for issuance pursuant to subsequent option awards.

Eligibility and limitations

Options granted under the 2005 Stock Option Plan provide participants with the right to purchase shares of our common stock. Both “Incentive Stock Options” and “Nonstatutory Options” may be granted under the 2005 Stock Option Plan. Incentive Stock Options are stock options intended to satisfy the requirements of Section 1046 of the Puerto Rico Internal Revenue Code. As such, Incentive Stock Options may be granted only to employees and directors. In addition, the plan provides that Incentive Stock Options may not be granted to any eligible participant to the extent that the fair market value of all incentive stock option shares that become exercisable for the first time by the participant during any calendar year under all stock option plans exceed $100,000. Nonstatutory Options are stock options that do not satisfy the requirements of Section 1046 of the Puerto Rico Internal Revenue Code and may be granted to employees and non-employee directors and consultants.

Substantially all of our employees and the employees of our affiliates, including Eurobank (approximately 491 persons), and all of our non-employee directors, including those of Eurobank (approximately 8 persons), will be eligible for participation in the 2005 Stock Option Plan. Although authorized under the plan, we do not currently anticipate granting options to consultants under the plan.

Exercise price of options

The exercise price of Incentive Stock Options shall be equal to 100% of the fair market value of the shares of our common stock on the grant date of the options, except that the exercise price for Incentive Stock Options granted to any participant that owns 10% of more of the total combined voting power of all classes of our stock shall not be less than 110% of the fair market value of the shares on the grant date. The exercise price of Nonstatutory Options shall be equal to 100% of the fair market value of the shares of our common stock on the grant date of the options.

Exercise of options

To the extent exercisable in accordance with the terms of the award agreement, an option may be exercised in whole or in part, and from time to time during its term, subject to earlier termination relating to a holder’s termination of employment or service. With respect to the payment for the exercise of the options, our Compensation Committee, as the administrator of the plan, has the discretion to accept payment of the exercise price in any of the following forms (or combination of them): cash, certified, cashier’s or personal check, wire transfer or surrender of shares of our common stock, including vested but unexercised options.

The term over which participants may exercise options may not exceed ten years from the date of grant, or five years from the date of grant in the case of Incentive Stock Options granted to employees who, at the time of the grant, own more than 10% of the total combined voting power of all classes of our stock.

As a condition for the issuance of shares pursuant to the exercise of options, the 2005 Stock Option Plan requires payment of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the option or the issuance of the shares.

Transferability

Options granted under the 2005 Stock Option Plan may not be sold, transferred, assigned, pledged, alienated or encumbered in any manner except by will or by the laws of decent and distribution.

Certain corporate transactions

Our Compensation Committee, as administrator of the 2005 Stock Option Plan, shall equitably adjust the number of shares covered by each outstanding option, and the number of shares that have been authorized for issuance under the plan but as to which no options have yet been granted, or that have been returned to the plan upon cancellation, forfeiture or expiration of an option award, as well as the exercise price per share covered by each such outstanding award, to reflect any increase or decrease in the number of issued shares resulting from a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares. Upon the occurrence of any such transaction or event, appropriate adjustments shall be made (i) in the maximum number of shares then subject to the plan so that the same proportion of our issued and outstanding shares of common stock shall continue to be subject to being optioned, and (ii) in the number of options and the exercise price thereof, so that the same proportion of our issued and outstanding shares of common stock shall remain subject to exercise at the same aggregate exercise price.

Our Compensation Committee may also change the terms of any outstanding options, with respect to the exercise price or the number of shares subject to the options, or both, when such adjustments may become appropriate by reason of any corporate transaction, including a change in control. In such instances, all options assumed shall be appropriately adjusted, immediately after a change in control, to continue to be options and an appropriate adjustment shall be made in the exercise price so that the shares subject to the options shall be subject to purchase at the same aggregate exercise price. However, no adjustments may be made to Incentive Stock Options unless (i) the excess of the aggregate fair market value of the shares subject to the options immediately after such adjustment over the aggregate exercise price of the Incentive Stock Options is not more than the excess of the fair market value of the shares subject to the options immediately before the adjustment over the aggregate exercise price of the Incentive Stock Options, and (ii) the new or adjusted Incentive Stock Options do not give the optionee additional benefits that were not available prior to the adjustment.

Term of plan, amendments and termination

The 2005 Stock Option Plan will become effective on the date that the plan is approved by our stockholders and will continue in effect for a period on ten years, at which time the plan will automatically terminate. The termination of the plan generally will not have any effect on outstanding and unexercised options then outstanding.

Our Board of Directors may, from time to time, amend the 2005 Stock Option Plan, and our Compensation Committee may amend any option award agreement. However, no amendment may be made that would substantially impair any option previously granted to an optionee without the consent of such optionee unless changes in law or other legal requirements permit otherwise or such amendment relates to a change in control or other corporate transaction pursuant to which such amendment is otherwise authorized under the plan. In addition, with respect to Incentive Stock Options, no amendment to the plan may (i) change the class of employees that are eligible to receive options under the plan or (ii) alter the number of shares available to issuance as Incentive Stock Options without the consent of our shareholders.

Puerto Rico Income Tax Consequences

The following is a brief summary of certain tax consequences relating to the 2005 Stock Option Plan. This summary does not intend to describe all of the tax considerations that may be relevant to the options that may be issued under the plan and does not describe any tax consequences arising under the laws of any state, locality or taxing jurisdiction other than Puerto Rico and the United States.

Incentive stock options

An optionee does not generally recognize taxable income upon the grant or upon the exercise of an Incentive Stock Option. Upon the sale of shares underlying Incentive Stock Options, the optionee recognizes income in an amount equal to the difference, if any, between the exercise price of those shares and the fair market value of those shares on the date of sale. The income may be taxed at long-term capital gains rate if the optionee has held the shares for more than six months. If an optionee sells the shares received upon exercise of an Incentive Stock Option before having held them for more than six months after the date of exercise, the optionee will generally recognize short-term taxable gain taxable as ordinary income.

Nonqualified stock options

An optionee does not recognize taxable income upon the grant of a Nonstatutory Option. Upon the exercise of such a stock option, the optionee recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the Nonstatutory Option on the date of exercise exceeds the exercise price. The company receives an income tax deduction in an amount equal to the ordinary income that the optionee recognizes upon the exercise of the stock option.

Special tax provisions

Under certain circumstances, the accelerated vesting of options in connection with a change in control may be deemed an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code. In such instances, the participant may be subject to a 20% excise tax under Section 499. The 2005 Stock Option Plan provides that any such acceleration will be limited to the number of shares that could be acquired without causing the optionee to have an “excess parachute payment” under Section 280G.

 New Plan Benefits

We anticipate that awards will be granted under the 2005 Stock Option Plan at the discretion of our Compensation Committee if the plan is approved by our stockholders. Consequently, it is not possible to determine at this time the amount or dollar value of awards to be received by the future participants under the plan, other than to note that the Compensation Committee has not granted any awards that are contingent upon the approval of the plan.

OTHER MATTERS

To the best knowledge, information and belief of the directors, there are no other matters which are to be acted upon at the annual meeting. If such matters arise, the form of proxy provides that discretionary authority is conferred on the designated persons in the enclosed form of proxy to vote with respect to such matters.

We have received no notice of any other items submitted for consideration at the meeting and except for reports of operations and activities by management, which are for informational purposes only and require no action of approval or disapproval, and consideration of the minutes of the preceding annual meeting for approval, which may involve technical corrections to the text where actions taken were incorrectly recorded, but which require no action of approval or disapproval of the subject matter, management neither knows of nor contemplates any other business that will be presented for action by the stockholders at the annual meeting. If any further business is properly presented at the annual meeting, the persons named as proxies will act in their discretion on behalf of the stockholders they represent.

STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING OF STOCKHOLDERS

Our 2006 annual meeting of stockholders is expected to be held in May 2006. We must receive by December 16, 2005 any stockholder proposal intended to be presented at the next annual meeting of stockholders for inclusion in our proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, including Rule 14a-8 under the Securities Exchange Act of 1934, in order to be included in our proxy materials. Proposals should be delivered to EuroBancshares, Inc., 270 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918, Attn: Corporate Secretary, prior to the specified deadline.

SEC rules and regulations provide that if the date of our 2006 annual meeting is advanced or delayed more than 30 days from the date of the 2005 annual meeting, stockholder proposals intended to be included in the proxy materials for the 2006 annual meeting must be received by us within a reasonable time before we begin to print and mail the proxy materials for the 2006 annual meeting. We will disclose that change in the earliest possible Quarterly Report on Form 10-Q, upon our determination that the date of the 2006 annual meeting will be advanced or delayed by more than 30 days from the date of the 2005 annual meeting.

Under our bylaws, and as permitted by the rules of the SEC, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. These procedures provide that nominations for director and/or an item of business to be introduced at an annual meeting of stockholders must be submitted in writing to our Secretary at our principal executive offices. With respect to director nominations, we must receive the notice of your intention to introduce a nomination at our 2006 annual meeting no later than:

•	70 days in advance of the 2006 annual meeting if it is being held within 30 days preceding the anniversary date of this year’s meeting; or

•
in the event that less than 80 days’ notice of the date of the meeting is given to our stockholders, the close of business on the 10th day following the earlier of (i) the day on which such notice of the meeting is first made or (ii) the day on which public disclosure of the date of the meeting is first made.

The notice of a nomination for election of a director must contain the following information:

•
all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including the nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

•	the name and address of the stockholder making the nomination; and

•	the class and number of shares of our capital stock that are beneficially owned by the stockholder making the election.

With respect to other items of business, we must receive the notice of your intention to introduce an item of business at our 2006 annual meeting no later than:

•	70 days in advance of the 2006 annual meeting if it is being held within 30 days preceding the anniversary date of this year’s meeting; or

•
in the event that the date of the annual meeting is advanced by more than 20 days or delayed by more than 60 days from the anniversary date of this year’s meeting, not later than the close of business on the later of (i) the 70th day prior to such annual meeting or (ii) the 10th day following the day on which public disclosure of the date of the annual meeting is first made.

The notice of a proposed item of business must contain the following information:

•	a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

•	the name and address of the stockholder making the nomination;

•	the class and number of shares of our capital stock that are beneficially owned by the stockholder making the election; and

•	a material interest of such stockholder in such business.

ADDITIONAL INFORMATION

A copy of our 2004 annual report is being mailed with this proxy statement to each stockholder of record. Stockholders not receiving a copy of the annual report may obtain one without charge. Our annual report on Form 10-K is also accessible through our website at www.eurobankpr.com. Requests and inquiries should be addressed to: Investor Relations, 270 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918, (787) 751-7340.

APPROVAL OF THE BOARD OF DIRECTORS

The contents of the proxy statement have been approved and our Board of Directors has authorized the mailing thereof to our stockholders.

By Order of the Board of Directors,

/s/

Rafael Arrillaga-Torréns, Jr.
Chairman of the Board, President and Chief Executive Officer

San Juan, Puerto Rico
April 15, 2005

APPENDIX A

Audit Committee Charter

Purpose

The role of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

The Audit Committee shall also prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

Composition

Independence

The Audit Committee shall consist of three or more members of the Board of Directors (the “Board”), each of whom is determined by the Board to be “independent” under Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”), the rules of the Nasdaq Stock Market and the rules and regulations of the SEC.

Financial Expertise

All members of the Audit Committee must be able to read and understand financial statements at the time of their appointment. At least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background that results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Appointment and Removal

The members of the Audit Committee shall be appointed by the Board upon the recommendation of the Nomination and Governance Committee and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Audit Committee may be removed, with or without cause, by a majority vote of the Board.

Chairperson

Unless a Chairperson is elected by the full Board upon recommendation of the Nomination and Governance Committee, the members of the Audit Committee shall designate a Chairperson by the majority vote of the full Audit Committee membership. The Chairperson will chair all regular sessions of the Audit Committee and set the agenda for Audit Committee meetings.

Delegation to Subcommittees

In fulfilling its responsibilities, the Audit Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Audit Committee.

Meetings

The Audit Committee shall meet as often as it determines but no less than once per quarter, either in person or telephonically, and at such times and places as the Audit Committee shall determine. The Audit Committee should meet regularly with each of management, the principal internal auditor of the Company and the outside auditing firm in separate executive sessions to discuss any matters that the Audit Committee or either of these groups believe should be discussed privately. In addition, the Audit Committee or its chairperson should meet with the independent auditors and management quarterly to review the Company’s financial statements.

Relationship with Independent Accountants

The Audit Committee shall be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation, retention and oversight of the outside auditing firm. In this regard, the Audit Committee shall have the sole authority to (A) appoint and retain, (B) determine the funding for, and (C) when appropriate, terminate, the outside auditing firm, which shall report directly to the Audit Committee. The Audit Committee will be responsible for resolving any disputes between the independent accountants and the Company’s management.

Duties and Responsibilities

To fulfill its responsibilities and duties the Audit Committee shall:

A.	Financial Reporting Processes and Documents/Reports Review

1.
Review and discuss with the outside auditing firm: (A) the scope of the audit, the results of the annual audit examination by the auditor and any accompanying management letters, (B) any audit problems or difficulties the auditor encountered in the course of their audit work, including any restrictions on the scope of the outside auditing firm’s activities or on access to requested information, and any significant disagreements with management and management’s response to such audit problems or difficulties, and (C) any reports of the outside auditing firm with respect to interim periods.

2.
Review and discuss with management and the outside auditing firm the annual audited and quarterly unaudited financial statements of the Company, including (A) analyses of management and/or the outside auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements, (B) the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” including the development, selection and reporting of accounting policies that may be regarded as critical, and (C) major issues regarding the Company’s accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles and financial statement presentations.

3.	Recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K.

4.
Periodically review and discuss the adequacy of the Company’s internal controls, any significant deficiencies in internal controls (and any special audit steps adopted in light of material control deficiencies), and significant changes in such controls; and review and discuss with the principal internal auditor of the Company and such others as the Audit Committee deems appropriate, the scope and results of the internal audit program.

5.	Periodically review and discuss the adequacy and effectiveness of the Company’s disclosure controls and procedures and management reports thereon.

6.
Review disclosures made to the Audit Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

7.
Review and timely discuss with management and the outside auditors the effect of regulatory and accounting initiatives, as well as any material financial or non-financial arrangements of the Company that do not appear on the financial statements of the Company.

8.
Review and discuss with the independent auditors their report regarding (A) all critical accounting policies and practices to be used, (B) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and (C) other material written communications between the outside auditing firm and Company management, including a schedule of unadjusted differences.

9.
Review with financial management and the independent accountants the Company’s filings with the SEC prior to their filing or prior to the release of earnings reports. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

10.	Prepare all reports required to be included in the Company’s proxy statement, pursuant to and in accordance with applicable rules and regulations of the SEC.

11.
Discuss and review earnings press releases, including the type and presentation of information to be included in earnings press releases, in particular the use of “pro forma” or “adjusted” non-GAAP information.

12.	Discuss and review financial information and earnings guidance provided to analysts and rating agencies.

13.	Discuss policies with respect to risk assessment and risk management.

B.	Independent Accountants

1.	Approve in advance all audit, review or attest engagements required under the securities laws to be provided by the outside auditing firm, including fees and terms.

2.
Establish policies and procedures for the engagement of the outside auditing firm to provide permissible non-audit services, which shall require preapproval by the Audit Committee (other than with respect to de minimis exceptions described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). Ensure that approval of non-audit services are disclosed to investors in periodic reports required by Section 13(a) of the Exchange Act.

3.
The authority to grant preapproval of audit and non-audit services may be delegated to one or more designated members of the audit committee who are independent directors. Any such delegation shall be presented to the full Audit Committee at its next scheduled meeting.

4.
Review, at least annually, a report by the outside auditor describing (A) the firm’s internal quality-control procedures, (B) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the last five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues, and (C) all relationships between the independent auditor and the Company.

5.
In connection with the report review described in the previous paragraph, review and evaluate the lead partner of the outside auditor and present to the Board the Audit Committee’s conclusions with respect to the qualifications and performance of the outside auditing firm.

6.
Consider, at least annually, the independence of the outside auditing firm, including whether the outside auditing firm’s performance of permissible non-audit services is compatible with the auditor’s independence; obtain and review the report by the outside auditing firm describing any relationships between the outside auditing firm and the Company referred to in paragraph four above or any relationships between the outside auditing firm and the Company or any other relationships that may adversely affect the independence of the auditor; discuss with the outside auditing firm any disclosed relationship or services that may impact the objectivity and independence of the auditor; and present to the Board the Audit Committee’s conclusions with respect to the independence of the outside auditing firm.

7.	Ensure rotation of the audit partners as required by law and consider further whether, to assure continuing auditor independence, there should be a regular rotation of the outside audit firm itself.

8.	Establish policies for the hiring of employees and former employees of the outside auditing firm.

C.
Outside Advisors. The Audit Committee shall have the authority to retain such outside counsel, accountants, experts and other advisors as it determines appropriate to assist the Audit Committee in the performance of its duties. The Audit Committee shall have sole authority to approve related fees and retention terms.

D.	Ethical and Legal Compliance

1.
Establish, review and update periodically a code of business ethics and conduct that applies to the Company’s employees and directors, and ensure that management has established a system to enforce the code of ethics. The code must be publicly available and waivers for executive officers and directors granted and disclosed in accordance with applicable law.

2.	Review and approve, if the duty is not delegated to a comparable body of the Board, all related party transactions in accordance with the regulations of Nasdaq.

3.	Review, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

4.
Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

5.	Perform any other activities consistent with this Charter, the Company’s bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

Reports and Performance Review

The Audit Committee shall report its actions and any recommendations to the Board after each Audit Committee meeting and shall conduct and present to the Board an annual performance evaluation of the Audit Committee. The Audit Committee shall review at least annually the adequacy of this Charter and recommend any proposed changes to the Board for approval.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the outside auditor.

APPENDIX B

Nominating and Governance Committee Charter

Purpose

The function of the Nomination and Governance Committee (the “Committee”) is to identify individuals qualified to become board members and to select, or to recommend that the Board of Directors select, the director nominees for the next annual meeting of stockholders, to oversee the selection and composition of committees of the Board of Directors, to oversee management continuity planning processes and to develop and implement the Company’s Corporate Governance Guidelines.

Composition

The Committee shall consist of two or more members of the Board of Directors, each of whom is determined by the Board of Directors to be “independent” in accordance with the rules of the Nasdaq Stock Market and the SEC.

Appointment and Removal

The members of the Committee shall be appointed by the Board of Directors and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairperson

Unless a Chairperson is elected by the full Board of Directors, the members of the Committee shall designate a Chairperson by majority vote of the full Committee membership. The Chairperson will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Delegation to Subcommittees

In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

Meetings

The Committee shall meet as frequently as circumstances dictate. The Chairman of the Board or any member of the Committee may call meetings of the Committee. The Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities.

Duties and Responsibilities

The Committee shall have the following duties and responsibilities:

•
Establish criteria for the selection of new directors to serve on the Board of Directors, taking into account at a minimum all applicable laws, rules, regulations and listing standards, a potential candidate’s experience, areas of expertise and other factors relative to the overall composition of the Board of Directors.

•
Identify individuals believed to be qualified as candidates to serve on the Board of Directors of the Company and its subsidiaries and select, or recommend that a majority of independent members of the Board of Directors select, the candidates for all directorships to be filled by the Board of Directors or by the shareholders at an annual or special meeting.

B-1

•	Review director candidates submitted by shareholders in accordance with the policy set forth in the Company’s Amended and Restated Articles of Incorporation

•	Monitor the orientation and continuing education program for directors.

•
Review the Board of Director’s committee structure and recommend to the Board of Directors to serve on the committees of the Board, giving consideration to the criteria for service on each committee as set forth in the charter for such committee, as well as to any other factors the Committee deems relevant, and when appropriate, make recommendations regarding the removal of any member of any committee.

•	Recommend members of the Board of Directors to serve as the Chair of the committees of the Board of Directors.

•	Review the adequacy of the charters adopted by each committee of the Board, and recommend changes as necessary.

•
Oversee and approve the management continuity planning process. Annually review and evaluate the succession plans relating to the CEO and other executive officer positions and make recommendations to the Board of Directors with respect to the selection of individuals to occupy these positions.

•
Develop and recommend to the Board of Directors for its approval an annual self-evaluation process of the Board of Directors and its committees. Based on the results of the annual evaluation, as well as on any other matters the Committee shall deem relevant, the Committee shall make such recommendations to the Board of Directors regarding board processes and other items deemed appropriate to improve or ensure the effective functioning of the Board of Directors as the Committee shall from time to time deem advisable or appropriate.

•
Develop and recommend to the Board of Directors for its approval a set of Corporate Governance Guidelines. The Committee shall review the Guidelines on an annual basis, or more frequently if appropriate, and recommend changes as necessary.

•	Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law as the Committee or the Board of Directors deem appropriate.

Advisors

The Committee shall have the authority to retain a search firm to assist in identifying director candidates, and retain outside counsel and other advisors as the Committee may deem appropriate in its sole discretion. The Committee shall have sole authority to approve related fees and retention terms.

Reports and Performance Review

The Committee shall report its actions and any recommendations to the Board of Directors after each Committee meeting and shall conduct and present to the Board of Directors an annual performance evaluation of the Committee. The Committee shall review at least annually the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

Disclosure of Charter

This Charter will be made available in accordance with applicable rules and regulations.

Adopted by Resolution of the Board of Directors on March 15, 2004.

B-2

APPENDIX C

2005 Stock Option Plan for EuroBancshares, Inc.

2005 STOCK OPTION PLAN
FOR
EUROBANCSHARES, INC.

Section 1.  Purpose. The purpose of this 2005 STOCK OPTION PLAN FOR EUROBANCSHARES, INC. is to advance the interests of EuroBancshares, Inc., a Puerto Rico corporation (the “Company”), by providing an additional incentive to attract and retain qualified and competent employees, upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company.

Section 2.  Definitions. As used herein, the following terms shall have the meanings indicated:

(a)  “Administrator” shall mean, the persons described in Section 12 which are authorized to administer the Plan at the time of reference.

(b)  “Available Shares” shall mean, at each time of reference, the total number of Shares described in Section 3 with respect to which the Administrator may grant an Option, all of which Available Shares shall be held in the Company’s treasury or shall be made available from authorized and unissued Shares.

(c)  “Bank” shall mean Eurobank, a commercial bank organized under the laws of the Commonwealth of Puerto Rico.

(d)  “Board” shall mean the Board of Directors of the Company.

(e)  “Company” shall mean EuroBancshares, Inc., a Puerto Rico corporation.

(f)  “Cause” shall mean the occurrence of any of the following events:

(i)  The determination by the Board in the exercise of its reasonable judgment, after consultation with its legal counsel, that an Optionee has committed an act or acts constituting (i) a felony or other crime, whether a felony or a misdemeanor, involving moral turpitude, dishonesty or theft, (ii) dishonesty or disloyalty with respect to the Company, or (iii) fraud;

(ii)  The determination by the Board in the exercise of its reasonable judgment, after consultation with its legal counsel, that an Optionee of the Company has committed a breach or violation of his or her employment agreement with the Company (if any), and fails to cure such breach or violation within the time specified in such employment agreement;

(iii)  The determination by the Board, after consultation with its legal counsel, that an Optionee has engaged in gross misconduct in the course and scope of his employment or service with the Company including indecency, immorality, gross insubordination, dishonesty, unlawful harassment or discrimination, or use of illegal drugs; or

(iv)  In the event an Optionee is prohibited from engaging in the business of banking by any governmental regulatory agency having jurisdiction over the Company.

For the purpose of this Plan, no act, or failure to act, on the part of the Optionee shall be deemed “intentional” unless done, or omitted to be done, by the Optionee not in good faith and without reasonable belief that his action or omission was in the best interest of the Bank or the Company. Notwithstanding the foregoing, the Optionee shall not be deemed to have been terminated for “Cause” hereunder unless and until there shall have been delivered to the Optionee a copy of a resolution duly adopted by the affirmative vote of a majority of the Board then in office (with the Optionee abstaining if a member thereof) at a meeting of the Board called and held for such purpose (after at least ten (10) days notice to the Optionee and an opportunity for the Optionee, together with his counsel, to be heard before the Board), finding that in the good faith opinion of the Board the Optionee had committed an act set forth above and specifying the particulars thereof in detail. The number of votes needed to constitute a majority shall be determined based on the total number of members of the Board then serving, including any abstaining member. Nothing herein shall limit the right of the Optionee or his beneficiary to contest the validity or propriety of any such determination.

(g)  “Change in Control” shall mean:

(i)  a dissolution or liquidation of the Company or the Bank;

(ii)  a merger or consolidation (other than a merger effecting a re-incorporation of the Bank or the Company in another state or territory or any other merger or consolidation in which the shareholders of the surviving corporation and their proportionate interests therein immediately after the merger or consolidation are substantially identical to the shareholders of the Bank or the Company and their proportionate interests therein immediately prior to the merger or consolidation) in which the Bank or the Company is not the surviving corporation (or survives only as a subsidiary of another corporation in a transaction in which the shareholders of the parent of the Bank or the Company and their proportionate interests therein immediately after the transaction are not substantially identical to the shareholders of the Bank or the Company and their proportionate interests therein immediately prior to the transaction; provided, however, that the Board may at any time prior to such a merger or consolidation provide by resolution that there has been no Change in Control and that the foregoing provisions of this parenthetical shall not apply if a majority of the Board of such parent immediately after the transaction consists of individuals who constituted a majority of the Board immediately prior to the transaction); or

(iii)  a transaction in which any person or entity (other than a shareholder of the Bank or the Company on the date of the Option Agreement) becomes the owner of fifty percent (50%) or more of the total combined voting power of all classes of stock of the Bank or the Company (provided, however, that the Board may at any time prior to such transaction provide by resolution that there has been no Change in Control and that this Section (f)(iii) shall not apply if such acquiring person is a corporation and a majority of the Board of the acquiring corporation immediately after the transaction consists of individuals who constituted a majority of the Board immediately prior to the acquisition of such fifty percent (50%) or more total combined voting power).

(h)  “Date of Exercise” shall mean the later of: (i) the date on which the Company has received written notice of the exercise, in whole or in part, of the Option, and (ii) the date on which full payment of (A) the aggregate Exercise Price of the Option Shares being acquired, and (B) applicable tax withholding, has been made.

(i)  “Date of Grant” shall mean the date on which the Administrator takes formal action to grant an Option, provided that it is followed, as soon as reasonably possible, by written notice to the Eligible Person receiving the Option, and by the Administrator providing the Optionee with an Option Agreement.

(j)  “Director” shall mean a member of the Board.

(k)  “Eligible Person(s)” shall mean those persons who are Employees or Directors of the Company, a Related Corporation or the Bank. In addition, but only with respect to Nonstatutory Options, the term “Eligible Person(s)” shall include Consultants. For purposes of this Plan, “Consultants” refers to persons engaged to provide services to the Company or the Bank as independent contractors whether or not such engagement is pursuant to a written agreement.

(l)  “Employee(s)” shall mean those persons who are employees of the Company, a Related Corporation, or the Bank, as determined under the Code.

(m)  “Fair Market Value” shall mean:

(i)  If Shares of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, the last reported sale price on such exchange on the last business day prior to the date in question;

(ii)  If Shares of the same class are not listed or admitted to unlisted trading privileges as provided in Section (m)(i) and sales prices for such shares in the over-the-counter market are reported by the National Association of Securities Dealers, Incorporated Automated Quotations, Incorporated (“NASDAQ”) National Market System at the date of determining the Fair Market Value, the last reported sale price so reported on the last business day prior to the date in question;

(iii)  If Shares of the same class are not listed or admitted to unlisted trading privileges as provided in Section (m)(i) and sales prices for such shares are not reported by the NASDAQ National Market System as provided in Section (m)(ii), and bid and asked prices therefor in the over-the-counter market are reported by NASDAQ (or, if not so reported, by the National Quotation Bureau Incorporated or the OTC Bulletin Board) at the date of determining the Fair Market Value, the average of the closing bid and asked prices on the last business day prior to the date in question; or

(iv)  If Shares of the same class are not listed or admitted to unlisted trading privileges as provided in Section (m)(i) and sales prices or bid and asked prices for such shares are not reported by NASDAQ (or the National Quotation Bureau Incorporated or the OTC Bulletin Board) as provided in Section (m)(ii) or Section (m)(iii) at the date of determining the Fair Market Value, the value determined in good faith by the Board; provided, however, that with respect to Incentive Options, in no event shall the value be less than the book value per share determined according to the financial statements of the Company for the taxable year immediately prior to the date such Incentive Options are granted.

(n)  “Internal Revenue Code” or “Code” shall mean the Puerto Rico Internal Revenue Code of 1994, as it now exists or may be amended from time to time.

(o)  “Incentive Option” shall mean Options that are intended to satisfy the requirements of Section 1046 of the Code.

(p)  “Nonstatutory Option” shall mean Options that are not intended to satisfy the requirements of Section 1046 of the Code.

(q)  “Option” shall, unless otherwise specifically noted, mean any stock option granted under this Plan, which Option shall refer to a right to purchase Shares, granted pursuant to the Plan.

(r)  “Option Agreement” shall mean an agreement between an Optionee and the Company containing the terms and conditions of the Option.

(s)  “Option Shares” shall mean Shares subject to the Option of reference at the time of reference.

(t)  “Optionee” shall mean a person to whom an Option is granted or any successor to the rights of such Option under this Plan by reason of the death of a natural person to whom an Option is granted under this Plan.

(u)  “Owner” shall mean the person (including, without limitation, the Optionee) who owns the Purchased Shares at the time of reference.

(v)  “Plan” shall mean this 2005 Stock Option Plan for EuroBancshares, Inc.

(w)  “Purchased Shares” shall mean Shares which have been acquired through the exercise of the Option.

(x)  “Related Corporation” shall mean either:

(i)  any corporation in an unbroken chain of corporations ending with the employer corporation if, on the Date of Grant, each of the corporations other than the employer corporation owns stock possessing eighty percent (80%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; or

(ii)  any corporation in an unbroken chain of corporations beginning with the employer corporation if, at the Date of Grant, each of the corporations other than the last corporation in the chain owns stock possessing eighty percent (80%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(y)   “Separation” or “Separates” shall mean the date on which Optionee ceases to have an employment relationship with the Company or the Bank for any reason, including death or disability; provided, however, a Separation will not be considered to have occurred while an Employee is on sick leave, military leave, or any other leave of absence approved by the Company, if the period of such leave does not exceed ninety (90) days, or, if longer, so long as the Employee’s right to reemployment with the Company is guaranteed either by statute or by contract.

(z)  “Share(s)” shall mean a share or shares of the common stock of the Company, and, following a Change in Control, without limitation, shall include and refer to the number and class of securities that would have been issuable to an Optionee in consummation of such Change in Control had such Optionee’s Option been exercised immediately prior to such Change in Control.

(aa)  “Spread” shall mean the excess of: (i) the fair market value (for federal income tax reporting purposes, as determined by the Administrator in its sole discretion) on the Date of Exercise of the Shares acquired, over (ii) the Exercise Price of the Shares acquired.

(bb)  “US Code” shall mean the United States Internal Revenue Code of 1986, as amended.

(cc)  “Vested, Vesting, Unvested” and similar references, shall mean the number of Option Shares which have Vested, become nonforfeitable, and are exercisable under the terms of the Plan or the Option Agreement, or both, at the time of reference.

Section 3.  Available Shares.

(a)  As of the Effective Date, 700,000 Shares shall automatically, and without further action, become Available Shares to be granted as Options. Of this total Available Shares, 440,000 Shares are specifically set aside for the purpose of granting Incentive Options under the Plan. To the extent any Option shall terminate, expire or be canceled, (including, without limitation, a cancellation described in Section 3(b)), the Available Shares subject to such Option shall remain Available Shares.

(b)  Without limitation, the Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionee, the cancellation of any or all outstanding Options of such Optionee and to grant, in substitution, to such Optionee new Options covering the same or different number of Shares; provided, however, that substituted Incentive Options shall comply with the requirements of Section 4(e) and Section 4(f) and the requirements of Code Section 1046.

Section 4.  Conditions for Grant of Options.

(a)  Each Option shall be evidenced by an Option Agreement that may contain any term deemed necessary or desirable by the Administrator, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be those persons selected by the Administrator from Eligible Persons; provided, however, that only Employees or Directors of the Company, a Related Corporation or the Bank may receive grants of Incentive Options under the Plan. If an Optionee receives both Incentive Options and Nonstatutory Options, a separate Option Agreement shall be issued for each type of Option granted. Each Option Agreement relating to an Incentive Option granted under this Plan shall contain such limitations and restrictions upon the exercise of the Incentive Option to which it relates as shall be necessary for the Incentive Option to which such Option Agreement relates to constitute a qualified stock option, as defined in Section 1046 of the Code. If this Plan or any Option Agreement does not contain any provision required to be included herein under Section 1046 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, however, that, to the extent any Option that is intended to qualify as an Incentive Option cannot so qualify, that Option (to that extent) shall be deemed a Nonstatutory Option for all purposes of this Plan and any Option Agreement.

(b)  In granting Options, the Administrator shall take into consideration the contribution the person has made or may make to the success of the Company and the Bank and such other factors as the Administrator shall determine. The Administrator shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company with regard to these matters. The Administrator may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, relating an Option to achievement of specific goals established by the Administrator or the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

(c)  The Administrator in its sole discretion shall determine in each case whether periods of military or governmental service shall constitute a continuation of employment for the purposes of this Plan or any Option.

(d)  Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to continuance of employment by the Company or the Bank; provided, further, that nothing herein shall be deemed to limit the ability of the Company or the Bank to enter into any other compensation arrangement(s) with any Eligible Person.

(e)  Notwithstanding any other provision herein contained, no Optionee may receive an Incentive Option under the Plan if such Optionee, on the Date of Grant, owns Shares possessing more than ten percent (10%) of the total combined voting power of all classes of Shares, unless the Exercise Price for such Incentive Option is at least one hundred ten percent (110%) of the Fair Market Value of the Shares on the Date of Grant, and such Incentive Option is not exercisable after the date five (5) years from the Date of Grant.

(f)  The aggregate Fair Market Value (determined with respect to each Incentive Option as of the Date of Grant) of the Option Shares with respect to which Incentive Options are exercisable for the first time by an Optionee during any calendar year under all plans of the Company, or any other related employer shall not exceed $100,000.

Section 5.  Exercise Price. Subject to Section 4(e), the Exercise Price per Share of an Option shall be one hundred percent (100%) of the Fair Market Value of the shares at the Date of Grant.

Section 6.  Payment of Exercise Price and Withholding. The Exercise Price of any Option Shares, and the amount that the Administrator determines to be necessary for the Company to withhold in accordance with applicable federal or state income tax withholding requirements, shall be paid solely in cash, by certified or cashier’s check, by money order or wire transfer a wire transfer of immediately available funds; provided, however, that the Administrator, in its sole discretion, may accept a personal check in full or partial payment of the Exercise Price and withholding; provided, further, that to the extent, if any, expressly permitted by the terms of the Option Agreement, and not to any greater extent, the Exercise Price, or the withholding, or both, may be paid by the surrender of Shares, including Vested but unexercised Option Shares and Purchased Shares. If either (or both) the Exercise Price or the withholding is paid with Shares, including Vested but unexercised Option Shares and Purchased Shares, the amount of such payment will be equal to the Fair Market Value of the Shares, Option Shares, or Purchased Shares surrendered; provided, however, that the Optionee must indicate his or her intention to surrender a certain number, or dollar value, of Shares, Option Shares, or Purchased Shares in payment of the Exercise Price, or withholding, or both, in his or her required written notice of exercise.

Section 7.  Exercisability of Options.

(a)  Any Option shall become exercisable in such amounts and at such intervals as the Administrator shall provide in any Option Agreement, except as otherwise provided in this Section 7, provided in each case that the Option has not expired on the Date of Exercise.

(b)  The expiration date of an Option shall be determined by the Administrator at the Date of Grant, but in no event shall an Incentive Option be exercisable after the expiration of ten (10) years from the Date of Grant (subject to Section 4(e)).

(c)  Without limitation, the Administrator may in its sole discretion accelerate the date on which any Shares shall become Vested, including that, subject to the Administrator’s right under Section 8(b), all Unvested Options may, as set forth in the Option Agreement, become Vested and fully exercisable upon a Change in Control of the Company.

(d)  Notwithstanding any provisions hereof to the contrary, if any Option is accelerated under Subsection 7(c), the portion of such Option that may be exercised to acquire Shares that the Optionee would not be entitled to acquire but for such acceleration, or the Unvested Shares which become Vested (the “Acceleration Shares”), is limited to that number of Acceleration Shares that can be acquired without causing the Optionee to have an “excess parachute payment” as determined under Section 280G of the US Code, determined by the Administrator, in its sole discretion, by taking into account all of the Optionee’s “parachute payments” determined under Section 280G of the US Code. If as a result of this Subsection 7(d), the Optionee may not acquire all of the Acceleration Shares, then the Acceleration Shares that the Optionee may acquire shall be the Unvested Shares whose date of Vesting is nearest the date of acceleration, it being the intent hereof to accelerate the maximum number of Unvested Option Shares which may be accelerated without causing Optionee to have an excess parachute payment.

Section 8.  Termination of Option Period.

(a)  Unless otherwise provided in the Option Agreement, the unexercised portion of such Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

(i)  the ninetieth (90th) day after the date on which Optionee Separates, other than Separation for Cause;

(ii)  the date on which the Optionee Separates, if the Administrator, in its sole discretion, determines that such Separation is, or was, for Cause;

(iii)  the tenth (10th) anniversary of the Date of Grant of the Incentive Option; or

(iv)  one (1) year after the date on which the Optionee Separates, if the Administrator, in its sole discretion, determines that such Separation is, or was, for reason of disability.

Without limitation, the Administrator, in its sole discretion, may extend the date on which, absent such extension, an Option would terminate, but not beyond the date specified in Subsection (8)(a)(iii).

(b)  Except to the extent expressly provided to the contrary in the Option Agreement, the Administrator, in its sole discretion may, by giving written notice (a “Cancellation Notice”), cancel, effective upon the date of the consummation of any Change in Control, all or any of the Vested portion of such Option that remains unexercised on such date. Such Cancellation Notice shall be given a reasonable period of time (but not less than 15 days) prior to the proposed date of such cancellation, and may be given either before or after shareholder approval (if any is required) of the Change in Control, and may be condition on the actual occurrence of the Change in Control.

Section 9.  Adjustment of Shares Subject to Option.

(a)  If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then in such event:

(i)  appropriate adjustment shall be made in the maximum number of Shares then subject to being optioned under the Plan, so that the same proportion of the Company’s issued and outstanding Shares shall continue to be subject to being so optioned; and

(ii)  appropriate adjustment shall be made in the number of Shares and the Exercise Price thereof, so that the same proportion of the Company’s issued and outstanding Shares shall remain subject to purchase at the same aggregate Exercise Price.

(b)  The Administrator may change the terms of Options outstanding under this Plan, with respect to the Exercise Price or the number of Option Shares, or both, when, in the Administrator’s sole discretion, such adjustments become appropriate by reason of any corporate transaction and, without limitation, following a Change in Control: (i) the Option Shares assumed shall be appropriately adjusted, immediately after such Change in Control, to continue to be Option Shares as defined herein, and (ii) there shall be an appropriate adjustment in the Exercise Price so that the Shares shall remain subject to purchase at the same aggregate Exercise Price; provided, however, that no adjustments shall be made to Incentive Options unless: (x) the excess of the aggregate Fair Market Value of the Option Shares immediately after such adjustment over the aggregate Exercise Price of the Incentive Option is not more than the excess of the Fair Market Value of all Options Shares immediately before the adjustment over the aggregate Exercise Price of the Incentive Options; and (y) the new or adjusted Incentive Options do not give the Optionee additional benefits that the Optionee did not have prior to adjustment.

(c)  Subject to the terms and conditions of, and within the limitations of, the Plan, the Board of Directors may modify, extend, or renew outstanding Options granted under the Plan or accept the surrender of Options outstanding under the Plan (to the extent not previously exercised) and authorize the granting of substitute Options (to the extent not previously exercised). Except as provided in Section 9(b), no modification of an Option granted under the Plan shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted under the Plan to such Optionee under the Plan, except as may be necessary, with respect to Incentive Options, to satisfy the requirements of Section 1046 of the Code.

(d)  Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of Available Shares or the number of or Exercise Price of Option Shares.

(e)  Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate: (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

Section 10.  Transferability of Options and Shares. Each Option Agreement shall provide that such Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution and that so long as an Optionee lives, only such Optionee or his guardian or legal representative shall have the right to exercise such Option.

Section 11.  Issuance of Shares. No person shall be, or have any of the rights or privileges of, a shareholder of the Company with respect to any of the Option Shares unless and until certificates representing such Option Shares shall have been issued and delivered to such person. In the event that an Optionee exercises both an Incentive Option, or portion of one, and a Nonstatutory Stock Option, or a portion of one, separate certificates shall be issued, one for the Shares subject to the Incentive Option and one for the Shares subject to the Nonstatutory Stock Option. As a condition of any transfer of the certificate of Purchased Shares, the Administrator may obtain such other agreements or undertakings, if any, as the Administrator may deem necessary or advisable to assure compliance with any provision of the Plan, the Option Agreement or any law or regulation including, but not limited to, the following:

(a)  A representation, warranty or agreement by the Optionee to the Company at the time any Option is exercised that the Optionee is acquiring the Purchased Shares to be issued to the Optionee for investment and not with a view to, or for sale in connection with, the distribution of any such Purchased Shares; and

(b)  A representation, warranty or agreement to be bound by any legends that are, in the opinion of the Administrator, necessary or appropriate to comply with the provisions of any securities laws deemed by the Administrator to be applicable to the issuance of the Shares and are endorsed upon the Purchased Share certificates.

Section 12.  Administration of the Plan.

(a)  The Plan shall be administered by the Administrator, which shall be the Board except to the extent (if any) that the Board has delegated some or all of its authority to a one or more officers or Directors, or both, in which event, other than the power to appoint the Administrator, and as otherwise limited by the Board, in writing, in the document delegating such its authority, such selected persons shall function as the Administrator for all purposes hereof. In the event that the Shares are registered under Section 12 of the Securities and Exchange Act of 1934, as amended (the “Act”), the Board shall appoint a committee that will serve as the Administrator which is to be comprised of at least three (3) persons, all of which shall be “outside directors,” such that the Plan, in all applicable respects, and transactions related to the Plan, will qualify for the exemptions from Section 16(b) of the Act provided by Rule 16b-3. “Outside director” shall mean a number of the Board who qualifies as an “outside director” under the regulations promulgated under Section 162 of the US Code and as a “non-employee director” under Rule 16b-3 promulgated under the Act.

(b)  The Administrator, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The determinations and the interpretation and construction of any provision of the Plan by the Administrator shall be final and conclusive.

(c)  Any and all decision or determinations of the Administrator shall be made either: (i) by a majority vote of the members of the Administrator at a meeting; or (ii) without a meeting by the written approval of a majority of the members of the Administrator.

(d)  Subject to the express provisions of this Plan, the Administrator shall have the authority, in its sole and absolute discretion: (i) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to this Plan or any Options; (ii) as provided in Section 9(a) and (b), upon certain events to make appropriate adjustments to the Exercise Price and number of Option Shares; and (iv) to make all other determinations and perform all other acts necessary or advisable for administering this Plan, including the delegation of such ministerial acts and responsibilities as the Administrator deems appropriate. The Administrator may correct any defect or supply any omission or reconcile any inconsistency in this Plan or any Option Agreement in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The Administrator shall have full discretion to make all determinations on the matters referred to in this Section 12(d), and such determinations shall be final, binding and conclusive.

Section 13.  Government Regulations. This Plan, Options and the obligations of the Company to sell and deliver Purchased Shares, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies as may be required; including, without limitation, compliance with 12 U.S.C. § 1828(k) and regulations promulgated thereunder.

Section 14.  Miscellaneous.

(a)  The proceeds received by the Company from the sale of Option Shares shall be used for general corporate purposes.

(b)  The grant of an Option shall be in addition to any other compensation paid to the Optionee or other stock option plans of the Company or other benefits with respect to Optionee’s position or agency with the Company.

(c)  The members of the Board and the Administrator (if not the Board) shall not be liable for any act, omission, or determination taken or made in good faith with respect to this Plan or any Option, and members of the Board and the Administrator shall, in addition to all other rights of indemnification and reimbursement, be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys’ fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising from such claim, loss, damage, or expense to the full extent permitted by law and under any directors’ and officers’ liability or similar insurance coverage that may from time to time be in effect.

(d)  Any issuance or transfer of Purchased Shares to an Optionee, or to his legal representative, heir, legatee, or distributee, in accordance with the provisions of this Plan or the applicable Option Agreement, shall, to the extent thereof, be in full satisfaction of all claims of such persons under the Plan. The Administrator may require any Optionee, legal representative, heir, legatee or distributee as a condition precedent to such payment or issuance or transfer of Shares, to execute a release and receipt for such payment or issuance or transfer of Shares in such form as it shall determine.

(e)  Neither the Board, the Administrator, nor the Company guarantees Shares from loss or depreciation.

(f)  All expenses incident to the administration, termination, or protection of this Plan or any Option Agreement, including, but not limited to, legal and accounting fees, shall be paid by the Company; provided, however, the Company may recover any and all damages, fees, expenses and costs arising out of any actions taken by the Company to enforce its rights under this Plan or any Option Agreement.

(g)  Records of the Company shall be conclusive for all purposes under this Plan or any Option, unless determined by the Administrator to be incorrect.

(h)  The Company shall, upon request or as may be specifically required under this Plan or any Option Agreement, furnish or cause to be furnished all of the information or documentation that is necessary or required by the Administrator to perform its duties and functions under this Plan or any Option Agreement.

(i)  The Company assumes no liability to any Optionee or his legal representatives, heirs, legatees or distributees for any act of, or failure to act on the part of, the Administrator.

(j)  Any action required of the Company relating to this Plan or any Option shall be by resolution of its Administrator or by a person authorized to act by written delegation of the Administrator.

(k)  If any provision of this Plan, or any Option Agreement, is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Plan or any Option, but such provision shall be fully severable, and the Plan or Option Agreement, as applicable, shall be construed and enforced as if the illegal or invalid provision had never been included in the Plan or Option Agreement, as applicable.

(l)  Whenever any notice is required or permitted under this Plan, such notice must be in writing and personally delivered or sent by mail or delivery by a nationally recognized courier service. Any notice required or permitted to be delivered under this Plan shall be deemed to be delivered on the date on which it is personally delivered, or, if mailed, whether actually received or not, on the third business day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address that such person has previously specified in accordance with this Section 14(l), or, if by courier, seventy-two (72) hours after it is sent, addressed as described in this Section 14(l). The Company or the Optionee may change, at any time and from time to time, by written notice to the other, the address that it or he had previously specified for receiving notices. Until changed in accordance with this Plan, the Company and the Optionee shall be deemed to have specified as its and his address for receiving notices, as to the Company, its principal executive offices in San Juan, Puerto Rico, and, as to this Optionee, the most current address of the Optionee set forth in the Company’s employment records.

(m)  Any person entitled to notice under this Plan may waive such notice.

(n)  This Plan shall be binding upon the Optionee, his legal representatives, heirs, legatees and distributees upon the Company, its successors, and assigns, and upon the Board and its successors.

(o)  The titles and headings of Sections are included for convenience of reference only and are not to be considered in construction of this Plan’s provisions.

(p)  All questions arising with respect to the provisions of this Plan shall be determined by application of the laws of the Commonwealth of Puerto Rico to the maximum extent permitted under applicable law.

(q)  Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

(r)  Without limitation, the amount received by an Optionee as a result of the exercise of the Option shall not constitute compensation with respect to which any other employee benefits of the Company are determined, including, again without limitation, benefits under any bonus, pension, profit-sharing, retirement, life insurance, severance, or salary continuation plan.

Section 15.  Amendment and Discontinuation of the Plan. The Board may from time to time amend the Plan, and the Administrator may amend any Option Agreement; provided, however, that subject to changes in law or other legal requirements that would permit otherwise, or except to the extent provided in Section 8 and Section 9, no such amendment may substantially impair any Option previously granted to any Optionee without the consent of such Optionee; provided further, that, as applied to Incentive Options and absent shareholder approval, no amendment to the Plan shall change the class of Employees that constitute Eligible Persons nor shall any amendment alter the amount of Available Shares with respect to Incentive Options.

Section 16.  Effective Date and Termination Date. This Plan shall become effective on the later of the date that the Plan is approved by shareholders of the Company, or the date the Plan is approved by the Board of Directors of the Company (provided that the shareholders of the Company have previously approved this Plan). The Plan shall automatically terminate on the tenth (10th) anniversary of the effective date, unless terminated sooner; provided, however, that subject to Section 8(a)(iii), the termination of the Plan shall not terminate or have any other effect on any outstanding and unexercised Options.

[Signature Page Follows]

Executed this ____________day of ____________ 2005.

EUROBANCSHARES, INC.

By:
Rafael Arrillaga-Torréns, Jr.
President and Chief Executive Officer

EUROBANCSHARES, INC.

270 MUÑOZ RIVERA AVENUE
SAN JUAN PUERTO RICO 00918

This proxy is solicited on behalf of the Board of Directors of EuroBancshares, Inc.

The undersigned hereby appoints Rafael Arrillaga-Torréns, Jr. and Pedro Feliciano Benítez, and each or either of them, as proxyholders of the undersigned, with the full power to appoint their substitute, and hereby authorizes them to represent and vote, as designated on the reverse side hereof, all of the shares of the common stock of EuroBancshares held of record by the undersigned, which the undersigned may be entitled to vote, at the close of business on April 1, 2005, at the Annual Meeting of Stockholders of EuroBancshares to be held on May 12, 2005, and any continuation(s), postponement(s) or adjournment(s) thereof.

By execution, this proxy confers discretionary authority to vote on matters incident to the conduct of the meeting and to elect any person as director if a nominee named on the reverse side is unable to serve or for good cause will not serve. If any other matter should properly come before the meeting, then the persons named as proxies will also have discretionary authority to vote this proxy with respect thereto in accordance with their judgment.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

EUROBANCSHARES, INC.

May 12, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

¯Please detach along perforated line and mail in the envelope provided.¯

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	ELECTION OF THREE CLASS C DIRECTORS			2.	APPROVAL OF 2005 STOCK OPTION PLAN	FOR	AGAINST	ABSTAIN
						☐	☐	☐
				3.	In their discretion, the proxies (and if the undersigned is a proxy, any substitute proxy) are authorized to vote upon any other matter that is properly brought before the meeting.
NOMINEES:
☐	FOR ALL NOMINEES	m	Rafael Arrillaga-Torréns, Jr.
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees for Class C directors and FOR the approval of the 2005 Stock Option Plan.

This Proxy is solicited by EuroBancshares' Board of Directors and the matters set forth herein were proposed by EuroBancshares.

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	m	Pedro Feliciano Benítez
☐	FOR ALL EXCEPT (See instructions below)	m	Plácido González Córdova

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.